UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02538

Touchstone Investment Trust

 (Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

 (Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

September 30, 2012

Annual Report

Touchstone Investment Trust

Touchstone Core Bond Fund

Touchstone High Yield Fund

Touchstone Institutional Money Market Fund

Touchstone Money Market Fund

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4 - 9
Tabular Presentation of Portfolios of Investments (Unaudited)	10
Portfolio Investments:
Touchstone Core Bond Fund	11
Touchstone High Yield Fund	21
Touchstone Institutional Money Market Fund	26
Touchstone Money Market Fund	31
Statement of Assets and Liabilities	36 - 37
Statement of Operations	38
Statement of Changes in Net Assets	40 - 41
Statement of Changes in Net Assets-Capital Stock Activity	42 - 45
Financial Highlights	46 - 51
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	64
Other Items (Unaudited)	65
Management of the Trust (Unaudited)	67 - 70
Privacy Protection Policy	71

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Investment Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended September 30, 2012.

The previous twelve months witnessed a number of challenges due to market volatility driven by the eurozone debt crisis and a weaker-than-expected economic recovery in the U.S. and abroad.

Fixed income investors were faced with uncertain prospects due to additional monetary easing by the Federal Reserve (Fed). Firmly committed to leaving short-term interest rates low and unchanged, the Fed’s “Operation Twist” program sold short-term Treasuries to purchase longer maturities throughout this period. In late summer 2012, it announced a third round of quantitative easing (QE3) and reaffirmed its efforts to keep interest rates at historically low levels for the foreseeable future.

Despite a weaker-than-expected economic recovery in the U.S. and abroad over the last 12 months, the Bond market managed positive performance, led by broad strength in the non-U.S. Treasury sectors, including high yield and broad investment grade bonds. Against the underwhelming performance of U.S. Treasuries, high yield bonds produced solid gains and corporate bonds showed modest gains. U.S. 10-year Treasury yields were contained to record lows for most of the past year. Money market investors continued to face an environment of historically low yields.

As the course of financial markets remains uncertain due to the impending U.S. budgetary fiscal cliff, post-Presidential election outcome, and stagnant global economic recovery, we believe that diversification is an essential long-term strategy for your investment portfolio. Consult with your financial professional to build a diversified asset allocation strategy.

Touchstone remains committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers recognized and respected for proficiency in their specific area of expertise.

We greatly appreciate your continued support. As always, thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill McGruder

President

Touchstone Investment Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Core Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy and Process

The Touchstone Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Fund Performance and Market Overview

The Touchstone Core Bond Fund (Class A Shares) outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 12-month period ended September 30, 2012. The Fund’s total return was 7.47 percent, (calculated excluding the maximum sales charge) while the total return of the benchmark was 5.16 percent.

Over the past 12 months, the markets have been influenced by a sluggish economic environment in the U.S., continued stress in the eurozone, and bold central bank action. Asset returns have been positively influenced by these factors, with broad strength seen in the non-Treasury sectors of the bond market. Commercial Mortgage Backed Securities (CMBS), Corporate Bonds, and High Yield each outperformed U.S. Treasuries. Intermediate interest rates fell slightly over the period, but long-term interest rates were mostly unchanged. There was significant volatility in interest rates with ongoing concern in the eurozone, uneven U.S. economic data, and the aggressive responses by the European Central Bank (ECB) and Federal Reserve (Fed).

Interest rate movements over the year were driven by the back and forth of economic concern over the eurozone and the U.S., followed by aggressive central bank responses. Ten-year U.S. Treasury yields were contained to record lows for most of the past year. Yields rose late in 2011 and early in 2012, but eventually declined back to previous lows. In the eurozone, mounting tensions in the Greek, Spanish, and Italian bond markets, along with broader concern over recession, prompted the ECB to unveil a host of new programs — most recently unlimited securities purchases of troubled countries. For its part, the Fed instituted and then extended a version of “Operation Twist” in which they extended the maturity of their Treasury portfolio in an effort to reduce interest rates. The Fed recently embarked on a new round of quantitative easing (QE3) focused on mortgage backed securities, as it was faced with “grave concern” over the labor market in the U.S. The Fed also indicated that it was likely to maintain accommodative policy even as the economy recovers, implying its willingness to accept a higher level of inflation over the medium-term. This marked a significant change in Fed policy and, we believe, may ultimately result in sharply higher long-term interest rates if the pace of economic growth accelerates.

Portfolio Review

In general, the Fund’s outperformance over the past year was due to its overweight, relative to the benchmark, of non-Treasury sectors, such as CMBS. The Fund was underweight the Agency Mortgage Backed Securities (MBS) sector which detracted from performance. The Fund’s neutral weight of Corporate Bonds had little impact on performance. Risk premiums across the spectrum of non-Treasury sectors tightened significantly during the year.

The Fund’s allocation to High Yield also contributed to performance, as the High Yield market (represented by the BofA Merrill Lynch High Yield Cash Pay Index) performed solidly over the previous 12 months. The Fund’s allocation to the High Yield sector was increased in late 2011 and reduced in the first half of 2012 after risk premiums tightened significantly.

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

While we believe High Yield still represents value in the fixed income market, its attractiveness has been reduced in light of the significant risks present in the U.S. and Europe. Late in the third quarter of 2012, we reduced the Fund’s weight to investment grade corporate bonds to underweight relative to the benchmark. The Fund opportunistically invested in Treasury Inflation Protected Securities (TIPS) which had a positive impact on the Fund.

In terms of interest rate risk and yield curve positioning, the duration of the Fund had been neutral relative to the benchmark for much of the past year. However, we actively managed the duration in an approximate band of +/-10% versus the benchmark. Over the 12-month period, the Fund’s duration had little impact on the performance of the Fund.

Strategy and Outlook

The biggest opportunities over the near-term are likely to be short-term in nature given the overall low level of yields and risk premiums. The Fed’s actions should result in lower overall market volatility, which will require the Fund to be nimble and capture short-term opportunities.

From a top-down perspective, there are likely to be imbalances created in the market with the Fed influencing asset prices that may differ significantly from equilibrium levels. The unwinding of these imbalances will create opportunities; however, that may take several months. While we expect Fed policy to keep rates low over the near-term, long-term interest rates may be especially vulnerable (higher rates) to economic improvement and the potential for higher inflation over the next few quarters. We are positioning the Fund’s portfolio with slightly less interest rate risk in longer maturities than the benchmark to reflect this view.

On a sector allocation basis, we continue to see opportunity in the CMBS sector due to the high-quality nature of the bonds we hold, along with the yield and relatively limited interest rate risk. In contrast, we believe that the risk premium of the investment grade corporate bond sector no longer offers adequate compensation for additional credit or liquidity risk. If the economy continues to grow in a sub-par fashion, corporate bonds may underperform from increased concern over credit quality. In an environment where growth picks up significantly and investors allocate away from fixed income, the sector could experience weakness due to lack of liquidity. We recently reduced the Fund’s weight to the sector and are now underweight relative to the benchmark. We also believe High Yield remains an attractive opportunity given our economic and market outlook, and continue a weight to this sector.

The evolution of the U.S. economy and the impact on monetary policy will be the biggest driver of volatility over the next few quarters. The Federal Reserve is pursuing aggressive policies and the market will have to discern the direction of those policies given the outlook. Over the near-term, however, the markets are most likely to be influenced by the upcoming elections and resolution of the “fiscal cliff.” These events have the potential to generate significant volatility across all markets.

Longer-term, the greatest concern relates to the overall low level of interest rates and risk premiums across the entire bond market. The potential returns of fixed income in general will be challenged going forward, and given the low level of risk premiums, we will seek to add to relative performance through overweighting/underweighting sectors relative to the benchmark. We expect the returns of the Fund to be constrained by the overall level of interest rates.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Core Bond Fund Class A*and the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A and Class C shares commenced operations on October 3, 1994 and Class Y and Institutional Class shares commenced operations on April 12, 2012. Class Y shares and Institutional shares performance was calculated using the historical performance of Class A shares for the periods prior to April 12, 2012. The returns have been restated for sales charges and for fees applicable to Class C, Class Y and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

6

Management's Discussion of Fund Performance (Unaudited) (Continued)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy and Process

The Touchstone High Yield Fund seeks high current income and capital appreciation by primarily investing in non-investment grade securities. The Fund emphasizes the higher-quality segment of the high yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

Fund Performance and Market Overview

The Touchstone High Yield Fund (Class A Shares) underperformed its benchmark, the BofA Merrill Lynch High Yield Cash Pay Index, for the 12-month period ended September 30, 2012. The Fund’s total return was 16.80 percent, (calculated excluding the maximum sales charge) while the total return of the benchmark was 18.77 percent.

Throughout the past 12 months, financial markets exceeded investors’ expectations, despite disappointing economic news and ongoing worries about Europe. This was especially true in the past quarter, when the S&P 500 Index posted solid performance. At the same time, credit markets continued to advance with solid 12-month period returns for investment grade bonds (represented by the Barclays U.S. Credit Index) and High Yield bonds (represented by the BofA Merrill Lynch High Yield Cash Pay Index), respectively.

The catalysts for these market moves were precedent setting actions by the European Central Bank (ECB) and Federal Reserve (Fed). Fears that the eurozone was on the brink of collapse have lessened now that the groundwork is being laid for the ECB to oversee a region-wide supervisory banking structure and to purchase debt of countries such as Spain and Italy in the secondary markets. These developments bolstered the authority of the ECB and granted it powers that the Fed and other central banks already possess. For its part, the Fed exceeded expectations when it announced that the third round of quantitative easing (QE3) would be maintained as long as unemployment remained unacceptably high, and that the period of unusually low interest rates would be extended to mid 2015.

Portfolio Review

The Fund’s higher quality bias detracted from performance given the current “risk-on” nature of the capital markets. A considerable amount of capital flowed into the High Yield market over the last twelve months and much of this money was allocated to the highest yielding, riskiest segments (CCC-rated and below) of the market. This lower quality rally also resulted in negative attribution from Sector Allocation. Specifically, the Fund’s underweight allocation to the Banks and Thrifts sector hurt returns since it was among the best performing sectors in the market. Additionally, the Fund’s overweight allocation to the Midstream Energy sector also detracted from performance. The Midstream Energy sector is a higher quality sector that often lags in strong rallies. Conversely, a modest overweight allocation to the Telecommunications sector and an underweight allocation to the Retail sector assisted with performance.

We were able to add significant value through security selection. Security selection within the Paper, Metals/Mining and Midstream Energy sectors was significant. Specific performance was generated from holdings in Cenveo Corp. and Texas Industries. There was a slight reduction in securities we believed to be volatile in recognition of their limited upside potential.

Strategy and Outlook

Among the issues that we think could add volatility to the High Yield market are the ongoing recession in Europe, the sluggish economy in the U.S., and political/fiscal issues in the U.S. surrounding the upcoming elections and subsequent budget negotiations. We believe the Fund’s higher quality bias coupled with recent

7

Management's Discussion of Fund Performance (Unaudited) (Continued)

modest moves to reduce risk in the portfolio should assist if any of these events cause volatility. The continued “risk-on” environment resulting in indiscriminate allocations to risky assets will make relative outperformance challenging.

While we believe there are short-term risks in the capital markets, we do feel that the long-term fundamentals are supportive of the High Yield market. An economic recession is unlikely and default rates are expected to remain low. From a valuation perspective, High Yield spreads are discounting default rates that are considerably higher than even the most bearish forecasts. However, yields are near all-time lows and dollar price is near all-time highs limiting upside in returns. As such, we expect returns to approximate current income. While we acknowledge that downside risk may be greater than upside potential, we consider the likelihood of significant principal erosion to be remote. Further, we think any volatility would be temporary and met with increased asset flows based upon the long term fundamental outlook for the asset class. The Fund is positioned to go modestly higher in quality based on our outlook.

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone High Yield Fund Class A*and the BofA Merrill Lynch High Yield Cash Pay Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A, Class C, Class Y and Institutional shares commenced operations on May 1, 2000, May 23, 2000, February 1, 2007 and January 27, 2012, respectively. Class C, Class Y and Institutional shares performance was calculated using the historical performance of Class A shares for the periods prior to May 23, 2000, February 1, 2007 and January 27, 2012, respectively. The returns have been restated for sales charges and for fees applicable to Class C, Class Y and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

9

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2012

The illustrations below provide each Fund’s credit quality allocation and the Portfolio allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Core Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	60.9%
AA/Aa	1.6
A/A	8.6
BBB/Baa	13.9
BB/Ba	5.4
B/B	4.3
CCC	0.8
CC	0.4
C or Lower	0.4
NR	3.7
Total	100.0%

Touchstone High Yield Fund
Credit Quality*	(% of Investment Securities)
BBB/Baa	4.4%
BB/Ba	37.9
B/B	54.7
CCC	1.3
NR	1.7
Total	100.0%

Touchstone Institutional Money Market Fund
Credit Quality	(% of Net Assets)
A-1/P-1/MIG1/SP1	94.5%
FW1(NR)**	5.5
Total	100.0%

Portfolio Allocation	(% of Net Assets)
Variable Rate Demand Notes	57.5%
Corporate Bonds	12.6
U.S. Government Agency Securities	12.2
Municipal Bonds	9.2
Repurchase Agreement	6.4
Certificate of Deposit	2.3
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

Touchstone Money Market Fund
Credit Quality	(% of Net Assets)
A-1/P-1/MIG1/SP1	94.2%
FW1(NR)**	5.8
Total	100.0%

Portfolio Allocation	(% of Net Assets)
Variable Rate Demand Notes	61.6%
Corporate Bonds/Commercial Paper	11.2
Municipal Bonds	10.0
U.S. Government Agency Securities	7.5
Repurchase Agreement	7.5
Certificates of Deposit	2.6
Other Assets/Liabilities (Net)	(0.4)
Total	100.0%

*	Composite of Standard and Poors, Moody's and Fitch ratings.
**	Equivalent to Standard and Poor's and Moody's highest short-term ratings of A-1 and P-1, respectively, based upon independent research conducted by Fort Washington Advisors, Inc.

10

Portfolio of Investments

Touchstone Core Bond Fund – September 30, 2012

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed
	Obligations — 27.8%
$535,000	FHLB, 0.375%, 11/27/13	$535,937
90,000	FHLMC, 2.375%, 1/13/22	94,414
197,469	FHLMC, Pool #1B3366,
	5.178%, 3/1/37(A)	213,756
482,155	FHLMC, Pool #1H1348,
	5.811%, 10/1/36(A)	519,984
1,116,129	FHLMC, Pool #1Q0339,
	2.906%, 4/1/37(A)	1,202,135
105,609	FHLMC, Pool #A12886, 5.000%, 8/1/33	116,614
124,253	FHLMC, Pool #A13842, 6.000%, 9/1/33	139,232
56,777	FHLMC, Pool #A21415, 5.000%, 5/1/34	61,702
146,671	FHLMC, Pool #A35682, 5.000%, 7/1/35	159,669
81,774	FHLMC, Pool #A36523, 5.000%, 8/1/35	89,020
398,206	FHLMC, Pool #A46590, 5.000%, 8/1/35	440,587
190,613	FHLMC, Pool #A56988, 5.500%, 2/1/37	207,904
135,186	FHLMC, Pool #A95946, 4.000%, 1/1/41	145,471
491,810	FHLMC, Pool #A96485, 4.500%, 1/1/41	545,030
1,700,370	FHLMC, Pool #A97897, 4.500%, 4/1/41	1,895,534
471,333	FHLMC, Pool #C00701, 6.500%, 1/1/29	556,200
406,222	FHLMC, Pool #C03505, 5.500%, 6/1/40	443,583
45,625	FHLMC, Pool #C62740, 7.000%, 1/1/32	53,031
26,910	FHLMC, Pool #C71972, 6.500%, 9/1/32	31,139
67,131	FHLMC, Pool #C72254, 6.500%, 7/1/32	76,676
244,862	FHLMC, Pool #C90986, 7.000%, 6/1/26	283,074
141,641	FHLMC, Pool #G02184, 5.000%, 4/1/36	154,192
157,173	FHLMC, Pool #G03781, 6.000%, 1/1/38	172,781
389,941	FHLMC, Pool #G04356, 6.000%, 5/1/38	433,296
1,428,513	FHLMC, Pool #G05733,
	5.000%, 11/1/39	1,580,548
111,842	FHLMC, Pool #G06031, 5.500%, 3/1/40	121,988
409,951	FHLMC, Pool #G12419,
	5.000%, 10/1/21	443,791
805,158	FHLMC, Pool #J13584,
	3.500%, 11/1/25	865,490
777,415	FHLMC, Pool #Q02977, 4.500%, 9/1/41	841,135
940,561	FNMA, Pool #254193, 6.000%, 2/1/22	1,038,669
365,047	FNMA, Pool #255628, 5.500%, 2/1/25	403,511
505,685	FNMA, Pool #255702, 5.000%, 5/1/25	559,143
78,199	FNMA, Pool #432269, 6.500%, 8/1/28	92,218
16,123	FNMA, Pool #496848, 6.500%, 6/1/29	18,932
11,493	FNMA, Pool #535290, 8.000%, 5/1/30	14,215
54,966	FNMA, Pool #540040, 7.500%, 6/1/28	63,619
41,193	FNMA, Pool #561741, 7.500%, 1/1/31	50,515
11,993	FNMA, Pool #569874, 8.000%, 2/1/31	13,000
45,786	FNMA, Pool #575501, 6.000%, 5/1/17	49,398
143,624	FNMA, Pool #596500, 6.500%, 7/1/16	154,240
43,075	FNMA, Pool #626811, 6.500%, 6/1/17	46,754
95,417	FNMA, Pool #636749, 6.500%, 4/1/32	110,345
127,304	FNMA, Pool #640291, 7.000%, 8/1/32	152,489
82,995	FNMA, Pool #644869, 7.000%, 6/1/32	98,101
113,623	FNMA, Pool #653301, 6.500%, 7/1/32	131,399
202,341	FNMA, Pool #653502, 6.500%, 7/1/32	232,299
175,653	FNMA, Pool #670402, 6.500%, 6/1/32	203,133
107,831	FNMA, Pool #684200, 6.000%, 1/1/33	121,842
41,239	FNMA, Pool #690208, 6.500%, 3/1/33	47,433
353,876	FNMA, Pool #697220, 5.000%, 7/1/33	388,909
147,226	FNMA, Pool #704460, 6.000%, 5/1/18	159,467
17,702	FNMA, Pool #725906,
	2.759%, 8/1/34(A)	19,012
1,322,251	FNMA, Pool #745257, 6.000%, 1/1/36	1,486,204
2,721,851	FNMA, Pool #745931, 5.000%, 1/1/34	2,991,302
12,067	FNMA, Pool #745974,
	6.070%, 10/1/36(A)	13,056
489,122	FNMA, Pool #810049, 5.500%, 3/1/35	546,010
801,140	FNMA, Pool #819297, 6.000%, 9/1/35	894,225
304,155	FNMA, Pool #889060, 6.000%, 1/1/38	341,869
555,654	FNMA, Pool #889061, 6.000%, 1/1/38	626,810
106,131	FNMA, Pool #889663, 6.000%, 6/1/38	119,721
253,813	FNMA, Pool #893003, 7.000%, 9/1/36	302,742
106,310	FNMA, Pool #895657, 6.500%, 8/1/36	118,927
387,137	FNMA, Pool #904632, 6.000%, 12/1/36	434,378
778,816	FNMA, Pool #905049, 5.500%, 11/1/36	891,787
1,240,859	FNMA, Pool #908944, 5.500%, 1/1/37	1,407,863
1,501,202	FNMA, Pool #916933, 5.500%, 5/1/37	1,691,281
1,506,971	FNMA, Pool #928553, 5.500%, 8/1/37	1,725,566
998,054	FNMA, Pool #933952, 5.000%, 6/1/23	1,085,473
100,114	FNMA, Pool #995220, 6.000%, 11/1/23	110,228
1,142,422	FNMA, Pool #AA3467, 4.500%, 4/1/39	1,270,830
1,752,799	FNMA, Pool #AA4584, 4.500%, 4/1/39	1,949,813
253,810	FNMA, Pool #AB1800, 4.000%, 11/1/40	278,958
1,427,816	FNMA, Pool #AB2452, 4.000%, 3/1/26	1,543,252
282,019	FNMA, Pool #AB5989, 2.500%, 8/1/27	296,759
562,296	FNMA, Pool #AD3775, 4.500%, 3/1/25	615,928
636,242	FNMA, Pool #AD6193, 5.000%, 6/1/40	704,098
828,060	FNMA, Pool #AD6421, 5.500%, 6/1/40	914,276
890,070	FNMA, Pool #AE0996, 4.000%, 2/1/41	978,262
778,694	FNMA, Pool #AE1568, 4.000%, 9/1/40	840,033
1,685,017	FNMA, Pool #AE2497, 4.500%, 9/1/40	1,897,581
415,912	FNMA, Pool #AE5441, 5.000%, 10/1/40	471,968
924,394	FNMA, Pool #AH1135, 5.000%, 1/1/41	1,048,981
1,454,541	FNMA, Pool #AH3483, 3.500%, 2/1/26	1,584,671
781,436	FNMA, Pool #AH3671, 4.000%, 2/1/26	855,114
1,116,556	FNMA, Pool #AH6622, 4.000%, 3/1/41	1,244,985
97,044	FNMA, Pool #AI0805, 4.500%, 7/1/41	105,556
673,071	FNMA, Pool #AI6588, 4.000%, 7/1/26	720,336
577,120	FNMA, Pool #AI8506, 4.000%, 8/1/26	617,647
1,795,184	FNMA, Pool #AL0150, 4.000%, 2/1/41	1,973,059
550,698	FNMA, Pool #AL0211, 5.000%, 4/1/41	624,919
5,017	GNMA, Pool #434792, 8.000%, 7/15/30	5,703
133,031	GNMA, Pool #5305, 4.000%, 2/20/42	146,578
502,424	GNMA, Pool #736696, 4.500%, 5/15/40	555,458
37,831	GNMA, Pool #748495, 4.000%, 8/15/40	41,806
40,587	GNMA, Pool #8503, 1.625%, 9/20/24(A)	41,994
	Total U.S. Government
	Mortgage-Backed Obligations	$52,708,563

	Corporate Bonds — 22.6%

	Financials — 7.8%
38,000	Ally Financial, Inc., 8.000%, 11/1/31	43,763

11

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 22.6% (Continued)

	Financials — (Continued)
$480,000	American Express Credit Corp. MTN,
	2.375%, 3/24/17	$504,888
800,000	American Tower Corp.,
	4.500%, 1/15/18	882,787
285,000	Bank of America Corp. MTN,
	5.000%, 5/13/21	313,267
452,000	Bank of America NA, 5.300%, 3/15/17	501,921
850,000	Boston Properties LP, 4.125%, 5/15/21	919,629
305,000	Brandywine Operating Partnership LP,
	5.400%, 11/1/14	326,707
300,000	CIT Group, Inc., 5.000%, 5/15/17	320,250
34,000	CIT Group, Inc., 5.000%, 8/15/22	35,374
250,000	Citigroup, Inc., 5.500%, 4/11/13	256,117
1,000,000	Citigroup, Inc., 6.125%, 11/21/17	1,176,644
44,000	Credit Acceptance Corp.,
	9.125%, 2/1/17	48,510
1,000,000	Ford Motor Credit Co. LLC,
	4.250%, 2/3/17	1,062,795
300,000	General Electric Capital Corp.,
	5.500%, 1/8/20	354,904
900,000	General Electric Capital Corp.,
	6.250%, 12/15/49(A)	949,977
415,000	Goldman Sachs Group, Inc. (The),
	6.125%, 2/15/33	466,433
240,000	Goldman Sachs Group, Inc. (The),
	7.500%, 2/15/19	297,646
175,000	Health Care REIT, Inc., 6.125%, 4/15/20	203,463
180,000	HSBC Bank PLC, 144a, 3.100%, 5/24/16	189,682
15,000	International Lease Finance Corp.,
	5.875%, 8/15/22	15,496
208,000	JPMorgan Chase & Co.,
	4.400%, 7/22/20	228,922
1,265,000	JPMorgan Chase & Co.,
	6.000%, 1/15/18	1,508,214
125,000	KeyCorp MTN, 5.100%, 3/24/21	146,176
250,000	Liberty Mutual Group, Inc., 144a,
	7.800%, 3/15/37	271,250
16,000	Liberty Mutual Group, Inc., 144a,
	10.750%, 6/15/58(A)	23,200
40,000	MetLife, Inc., 10.750%, 8/1/39	59,400
230,000	Morgan Stanley, 4.000%, 7/24/15	239,243
250,000	Morgan Stanley MTN, 4.100%, 1/26/15	258,886
780,000	Morgan Stanley MTN,
	5.750%, 10/18/16	857,567
53,000	MPT Operating Partnership LP/MPT
	Finance Corp., 6.875%, 5/1/21	57,770
43,000	Omega Healthcare Investors, Inc.,
	6.750%, 10/15/22	47,515
192,000	Protective Life Corp., 7.375%, 10/15/19	228,697
175,000	Prudential Financial, Inc. MTN,
	4.500%, 11/16/21	193,055
170,000	Santander Holdings USA, Inc. PA,
	4.625%, 4/19/16	178,095
180,000	Simon Property Group LP,
	4.125%, 12/1/21	199,637
133,000	SunTrust Bank/Atlanta GA,
	7.250%, 3/15/18	160,687
465,000	Teachers Insurance & Annuity
	Association of America, 144a,
	6.850%, 12/16/39	638,530
290,000	WCI Finance LLC / WEA Finance LLC,
	144a, 5.700%, 10/1/16	327,283
249,000	Wells Fargo & Co., 2.625%, 12/15/16	263,468
		14,757,848

	Consumer Discretionary — 3.3%
34,000	AMC Networks, Inc., 7.750%, 7/15/21	38,420
160,000	Anheuser-Busch InBev Worldwide,
	Inc., 3.000%, 10/15/12	160,137
28,000	AutoNation, Inc., 5.500%, 2/1/20	29,890
275,000	Caterpillar Financial Services Corp.
	MTN, 5.450%, 4/15/18	331,465
4,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.500%, 4/30/21	4,280
37,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 7.000%, 1/15/19	40,052
15,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 7.875%, 4/30/18	16,238
80,000	Cequel Communications Holdings I
	LLC and Cequel Capital Corp., 144a,
	8.625%, 11/15/17	85,400
34,000	CHS/Community Health Systems, Inc.,
	7.125%, 7/15/20	36,274
34,000	Clear Channel Worldwide Holdings,
	Inc., 7.625%, 3/15/20	33,150
6,000	Clear Channel Worldwide Holdings,
	Inc., 7.625%, 3/15/20	5,760
5,000	Clear Channel Worldwide Holdings,
	Inc., 9.250%, 12/15/17	5,388
500,000	Comcast Corp., 5.700%, 7/1/19	612,028
50,000	CSC Holdings LLC, 8.625%, 2/15/19	59,250
285,000	Daimler Finance North America LLC,
	144a, 2.625%, 9/15/16	297,340
1,000,000	Darden Restaurants, Inc.,
	4.500%, 10/15/21	1,073,897
220,000	DIRECTV Holdings LLC / DIRECTV
	Financing Co., Inc., 2.400%, 3/15/17	225,886
20,000	DISH DBS Corp., 7.875%, 9/1/19	23,250
219,000	Entravision Communications Corp.,
	8.750%, 8/1/17	236,520
100,000	Equinox Holdings, Inc., 144a,
	9.500%, 2/1/16	106,250
22,000	Exide Technologies, 8.625%, 2/1/18	19,058
52,000	Goodyear Tire & Rubber Co. (The),
	8.750%, 8/15/20	59,150
220,000	Home Depot, Inc. (The),
	5.950%, 4/1/41	298,762
18,000	International Automotive
	Components Group SL, 144a,
	9.125%, 6/1/18	17,280
70,000	International Game Technology,
	5.500%, 6/15/20	76,570

12

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 22.6% (Continued)

	Consumer Discretionary — (Continued)
$30,000	Jarden Corp., 6.125%, 11/15/22	$32,400
14,000	Libbey Glass, Inc., 144a,
	6.875%, 5/15/20	15,050
60,000	Ltd. Brands, Inc., 5.625%, 2/15/22	64,650
66,000	Meritage Homes Corp.,
	7.150%, 4/15/20	70,950
210,000	News America, Inc., 6.900%, 3/1/19	263,891
32,000	Nielsen Finance LLC / Nielsen Finance
	Co., 144a, 4.500%, 10/1/20	31,800
68,000	PHH Corp., 7.375%, 9/1/19	72,760
26,000	Pulte Group, Inc., 6.375%, 5/15/33	24,180
4,000	Pulte Group, Inc., 7.875%, 6/15/32	4,160
30,000	Reynolds Group Issuer, Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu, 8.250%, 2/15/21	29,775
4,000	RR Donnelley & Sons Co.,
	7.250%, 5/15/18	3,969
273,000	Sabre, Inc., 144a, 8.500%, 5/15/19	280,508
80,000	Service Corp. International/US,
	8.000%, 11/15/21	97,600
195,000	ServiceMaster Co./TN,
	8.000%, 2/15/20	206,700
48,000	Simmons Bedding Co., 144a,
	11.250%, 7/15/15	49,704
29,000	Sinclair Television Group, Inc., 144a,
	6.125%, 10/1/22	29,036
39,000	Stonemor Operating LLC /
	Cornerstone Family Services of WV
	/ Osiris Holding, 10.250%, 12/1/17	39,000
18,000	Suburban Propane Partners
	LP/Suburban Energy Finance Corp.,
	144a, 7.500%, 10/1/18	19,260
12,000	Tenneco, Inc., 6.875%, 12/15/20	13,140
22,000	Tenneco, Inc., 7.750%, 8/15/18	23,925
440,000	Time Warner Cable, Inc.,
	4.125%, 2/15/21	486,421
7,000	Tomkins LLC / Tomkins, Inc.,
	9.000%, 10/1/18	7,805
11,000	Tower Automotive Holdings USA LLC
	/ TA Holdings Finance, Inc., 144a,
	10.625%, 9/1/17	11,852
330,000	Viacom, Inc., 6.250%, 4/30/16	386,978
33,000	Videotron Ltd, 5.000%, 7/15/22	34,485
40,000	Visteon Corp., 6.750%, 4/15/19	42,000
40,000	Wyndham Worldwide Corp.,
	7.375%, 3/1/20	48,193
		6,281,887

	Energy — 2.3%
18,000	Basic Energy Services, Inc.,
	7.125%, 4/15/16	18,180
67,000	Basic Energy Services, Inc.,
	7.750%, 2/15/19	68,675
21,000	Bill Barrett Corp., 7.000%, 10/15/22	21,578
200,000	BP Capital Markets PLC,
	2.248%, 11/1/16	209,359
16,000	Carrizo Oil & Gas, Inc., 7.500%, 9/15/20	16,320
33,000	Carrizo Oil & Gas, Inc.,
	8.625%, 10/15/18	35,392
13,000	Chesapeake Energy Corp.,
	6.625%, 8/15/20†	13,406
20,000	Chesapeake Energy Corp.,
	7.250%, 12/15/18	21,500
29,000	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.,
	8.500%, 12/15/19	31,900
32,000	Coffeyville Resources LLC / Coffeyville
	Finance, Inc., 144a, 10.875%, 4/1/17	35,840
10,000	Consol Energy, Inc., 8.000%, 4/1/17	10,450
10,000	Consol Energy, Inc., 8.250%, 4/1/20	10,475
63,000	Copano Energy LLC / Copano Energy
	Finance Corp., 7.125%, 4/1/21	65,835
53,000	Crestwood Midstream Partners LP /
	Crestwood Midstream Finance
	Corp., 7.750%, 4/1/19	53,795
57,000	Drill Rigs Holdings, Inc., 144a,
	6.500%, 10/1/17	56,644
225,000	El Paso Natural Gas Co.,
	5.950%, 4/15/17	258,988
229,000	Enbridge Energy Partners LP,
	9.875%, 3/1/19	311,907
250,000	Enterprise Products Operating LLC,
	3.200%, 2/1/16	263,559
80,000	Enterprise Products Operating LLC,
	7.000%, 6/1/67(A)	85,700
39,000	Expro Finance Luxembourg SCA, 144a,
	8.500%, 12/15/16	40,170
42,000	Forest Oil Corp., 7.250%, 6/15/19	41,685
25,000	Forest Oil Corp., 144a, 7.500%, 9/15/20	24,812
52,000	Genesis Energy LP/Genesis Energy
	Finance Corp., 7.875%, 12/15/18	55,120
11,000	Genesis Energy LP/Genesis Energy
	Finance Corp., 144a,
	7.875%, 12/15/18	11,660
25,000	Hilcorp Energy I LP/Hilcorp Finance
	Co., 144a, 7.625%, 4/15/21	27,500
112,000	Linn Energy LLC/Linn Energy Finance
	Corp., 8.625%, 4/15/20	122,640
28,000	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.,
	5.500%, 2/15/23	29,330
59,000	Martin Midstream Partners LP / Martin
	Midstream Finance Corp.,
	8.875%, 4/1/18	61,950
65,000	Midcontinent Express Pipeline LLC,
	144a, 6.700%, 9/15/19	69,156
215,000	Nabors Industries, Inc.,
	5.000%, 9/15/20	236,629
14,000	Newfield Exploration Co.,
	6.875%, 2/1/20	15,365

13

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 22.6% (Continued)

	Energy — (Continued)
$52,000	OGX Petroleo e Gas Participacoes SA,
	144a, 8.500%, 6/1/18	$46,800
145,000	ONEOK Partners LP, 3.250%, 2/1/16	152,905
53,000	Peabody Energy Corp., 144a,
	6.000%, 11/15/18	53,000
500,000	Petrobras International Finance Co. -
	Pifco, 5.375%, 1/27/21	563,386
240,000	Phillips 66, 144a, 4.300%, 4/1/22	262,765
61,000	Pioneer Drilling Co., 9.875%, 3/15/18	66,338
210,000	Plains All American Pipeline LP / PAA
	Finance Corp., 6.650%, 1/15/37	270,140
20,000	Regency Energy Partners LP /
	Regency Energy Finance Corp.,
	6.875%, 12/1/18	21,350
235,000	Rockies Express Pipeline LLC, 144a,
	6.250%, 7/15/13	239,700
18,000	Sabine Pass LNG LP, 7.500%, 11/30/16	19,440
8,000	SandRidge Energy, Inc., 144a,
	7.500%, 2/15/23	8,240
101,000	Targa Resources Partners LP / Targa
	Resources Partners Finance Corp.,
	7.875%, 10/15/18	110,595
196,750	Tengizchevroil Finance Co., 144a,
	6.124%, 11/15/14	206,095
		4,346,274

	Materials — 2.1%
50,000	AK Steel Corp., 7.625%, 5/15/20†	43,750
36,000	Aleris International, Inc.,
	7.625%, 2/15/18	38,250
310,000	ArcelorMittal, 6.000%, 3/1/21	295,346
235,000	ArcelorMittal, 6.125%, 6/1/18	233,461
275,000	Barrick Gold Corp., 3.850%, 4/1/22	288,685
42,000	Cascades, Inc., 7.750%, 12/15/17	43,995
53,000	Cascades, Inc., 7.875%, 1/15/20	55,518
72,000	FMG Resources August 2006 Pty Ltd.,
	144a, 6.875%, 4/1/22	65,880
8,000	HudBay Minerals, Inc., 144a,
	9.500%, 10/1/20	8,380
78,000	JMC Steel Group, 144a,
	8.250%, 3/15/18	79,560
30,000	Koppers, Inc., 7.875%, 12/1/19	32,925
53,000	Longview Fibre Paper & Packaging,
	Inc., 144a, 8.000%, 6/1/16	55,252
250,000	Louisiana-Pacific Corp., 7.500%, 6/1/20	278,438
10,000	Novelis, Inc./GA, 8.375%, 12/15/17	10,925
259,000	PolyOne Corp., 7.375%, 9/15/20	280,368
500,000	Rio Tinto Finance USA Ltd.,
	3.500%, 11/2/20	527,480
320,000	Rio Tinto Finance USA PLC,
	2.875%, 8/21/22	318,575
226,000	Southern Copper Corp.,
	5.375%, 4/16/20	254,061
250,000	Teck Resources Ltd., 10.750%, 5/15/19	301,275
12,000	Texas Industries, Inc., 9.250%, 8/15/20	12,720
62,000	Vale Overseas Ltd., 5.625%, 9/15/19	69,751
39,000	Vulcan Materials Co., 7.500%, 6/15/21	44,070
260,000	Xstrata Canada Financial Corp., 144a,
	3.600%, 1/15/17	271,951
280,000	Xstrata Canada Financial Corp., 144a,
	5.800%, 11/15/16	316,353
		3,926,969

	Utilities — 2.0%
45,000	AES Corp. (The), 8.000%, 10/15/17	51,975
874,000	Alabama Power Capital Trust V,
	3.561%, 10/1/42(A)	883,815
327,000	Appalachian Power Co.,
	4.600%, 3/30/21	379,055
226,000	Baltimore Gas & Electric Co.,
	5.900%, 10/1/16	265,259
30,000	Calpine Corp., 144a, 7.500%, 2/15/21	32,400
25,000	Calpine Corp., 144a, 7.875%, 7/31/20	27,312
150,000	Calpine Corp., 144a, 7.875%, 1/15/23	165,750
320,000	CenterPoint Energy, Inc.,
	5.950%, 2/1/17	374,869
175,000	CMS Energy Corp., 8.750%, 6/15/19	227,160
21,000	EDP Finance BV, 144a, 6.000%, 2/2/18	20,963
240,000	Intergen N.V., 144a, 9.000%, 6/30/17	231,000
514,567	Kiowa Power Partners LLC, 144a,
	4.811%, 12/30/13	518,148
115,000	NextEra Energy Capital Holdings, Inc.,
	6.000%, 3/1/19	135,813
225,000	NextEra Energy Capital Holdings, Inc.,
	6.350%, 10/1/66(A)	238,500
185,000	PPL Energy Supply LLC,
	6.500%, 5/1/18	218,941
		3,770,960

	Telecommunication Services — 1.4%
120,000	America Movil SAB de CV,
	2.375%, 9/8/16	124,871
300,000	AT&T, Inc., 6.550%, 2/15/39	406,647
325,000	CenturyLink, Inc., 5.150%, 6/15/17	354,481
52,000	CenturyLink, Inc., 6.450%, 6/15/21	58,682
10,000	Cincinnati Bell, Inc., 8.250%, 10/15/17	10,675
56,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	60,200
41,000	CommScope, Inc., 144a,
	8.250%, 1/15/19	44,280
10,000	Frontier Communications Corp.,
	8.125%, 10/1/18	11,250
57,000	Frontier Communications Corp.,
	8.500%, 4/15/20	64,410
60,000	GCI, Inc., 8.625%, 11/15/19	64,800
5,000	Hughes Satellite Systems Corp.,
	6.500%, 6/15/19	5,350
9,000	Intelsat Jackson Holdings SA,
	7.250%, 4/1/19	9,720
169,000	Intelsat Jackson Holdings SA, 144a,
	7.250%, 10/15/20	181,675
16,000	MetroPCS Wireless, Inc.,
	7.875%, 9/1/18	17,280
5,000	NII Capital Corp., 7.625%, 4/1/21	3,975

14

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 22.6% (Continued)

	Telecommunication Services — (Continued)
$13,000	NII Capital Corp., 8.875%, 12/15/19	$10,920
13,000	PAETEC Holding Corp.,
	8.875%, 6/30/17	14,105
12,000	Sprint Capital Corp., 6.875%, 11/15/28	11,040
54,000	Sprint Capital Corp., 6.900%, 5/1/19	56,025
25,000	Sprint Capital Corp., 8.750%, 3/15/32	25,875
62,000	Sprint Nextel Corp., 8.375%, 8/15/17	68,975
194,000	Telefonica Emisiones SAU,
	6.421%, 6/20/16	204,912
7,000	TW Telecom Holdings, Inc.,
	8.000%, 3/1/18	7,700
125,000	Verizon Communications, Inc.,
	1.250%, 11/3/14	126,967
275,000	Verizon Communications, Inc.,
	6.250%, 4/1/37	362,459
50,000	Viasat, Inc., 6.875%, 6/15/20	51,500
200,000	West Corp., 7.875%, 1/15/19	206,000
45,000	West Corp., 8.625%, 10/1/18	47,250
41,000	Wind Acquisition Finance SA, 144a,
	11.750%, 7/15/17	38,642
83,000	Windstream Corp., 7.875%, 11/1/17	92,752
		2,743,418

	Consumer Staples — 1.3%
295,000	Anheuser-Busch InBev Worldwide,
	Inc., 8.200%, 1/15/39	492,846
31,000	BI-LO LLC / BI-LO Finance Corp., 144a,
	9.250%, 2/15/19	33,209
29,000	Central Garden and Pet Co.,
	8.250%, 3/1/18	30,740
15,000	Del Monte Corp., 7.625%, 2/15/19	15,431
88,000	Ingredion, Inc., 4.625%, 11/1/20	98,611
67,000	JBS USA LLC/JBS USA Finance, Inc.,
	144a, 7.250%, 6/1/21	62,980
15,000	JBS USA LLC/JBS USA Finance, Inc.,
	144a, 8.250%, 2/1/20	14,962
170,000	Kraft Foods, Inc., 4.125%, 2/9/16	186,678
500,000	Kroger Co. (The), 5.000%, 4/15/42	524,764
59,000	Post Holdings, Inc., 144a,
	7.375%, 2/15/22	62,688
307,000	Safeway, Inc., 6.350%, 8/15/17	345,795
41,000	Smithfield Foods, Inc., 6.625%, 8/15/22	42,538
370,000	Wal-Mart Stores, Inc., 6.200%, 4/15/38	510,090
		2,421,332

	Industrials — 1.2%
23,000	Accuride Corp., 9.500%, 8/1/18	23,632
39,000	Amsted Industries, Inc., 144a,
	8.125%, 3/15/18	42,120
15,000	Aviation Capital Group Corp., 144a,
	6.750%, 4/6/21	15,291
38,000	Belden, Inc., 144a, 5.500%, 9/1/22	38,855
190,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	237,971
10,000	BWAY Holding Co, 10.000%, 6/15/18	11,250
54,000	Calcipar SA, 144a, 6.875%, 5/1/18	53,595
280,000	Cenveo Corp., 8.875%, 2/1/18	265,300
7,000	Chrysler Group LLC/CG Co.-Issuer, Inc.,
	8.250%, 6/15/21	7,455
28,574	Continental Airlines 2003-ERJ1 Pass
	Through Trust, Ser RJO3,
	7.875%, 7/2/18	29,360
158,000	Con-way, Inc., 6.700%, 5/1/34	170,553
33,000	Dynacast International LLC / Dynacast
	Finance, Inc., 9.250%, 7/15/19	34,815
23,000	Griffon Corp., 7.125%, 4/1/18	24,351
80,000	Hutchison Whampoa International
	09/19 Ltd., 144a, 5.750%, 9/11/19	94,583
25,000	Iron Mountain, Inc., 8.000%, 6/15/20	26,594
47,000	JB Poindexter & Co., Inc., 144a,
	9.000%, 4/1/22	47,000
25,000	JM Huber Corp., 144a,
	9.875%, 11/1/19	28,062
27,000	Liberty Tire Recycling, 144a,
	11.000%, 10/1/16	26,190
133,000	Mead Products LLC / ACCO Brands
	Corp., 144a, 6.750%, 4/30/20	138,652
34,000	Navios Maritime Holdings, Inc. /
	Navios Maritime Finance II US, Inc.,
	8.125%, 2/15/19	30,685
22,000	Navios South American Logistics, Inc.
	/ Navios Logistics Finance US Inc.,
	9.250%, 4/15/19	20,680
350,000	Norfolk Southern Corp.,
	5.750%, 4/1/18	421,164
215,000	Republic Services, Inc.,
	3.800%, 5/15/18	239,061
14,000	Stena AB, 7.000%, 12/1/16	13,860
39,000	Tembec Industries, Inc.,
	11.250%, 12/15/18	40,950
40,000	Tutor Perini Corp., 7.625%, 11/1/18	40,500
22,000	United Rentals North America, Inc.,
	9.250%, 12/15/19	24,805
6,000	UR Financing Escrow Corp., 144a,
	5.750%, 7/15/18	6,338
27,000	UR Financing Escrow Corp., 144a,
	7.375%, 5/15/20	29,025
40,000	UR Financing Escrow Corp., 144a,
	7.625%, 4/15/22	43,800
		2,226,497

	Information Technology — 0.6%
50,000	Equinix, Inc., 7.000%, 7/15/21	56,000
221,000	Fidelity National Information Services,
	Inc., 5.000%, 3/15/22	228,182
19,000	First Data Corp., 144a, 8.875%, 8/15/20	20,710
540,000	IBM Corp., 1.250%, 2/6/17	548,908
92,000	Kemet Corp., 10.500%, 5/1/18	93,380
94,000	Western Union Co. (The),
	5.253%, 4/1/20	109,788
130,000	Xerox Corp., 6.400%, 3/15/16	148,685
		1,205,653

15

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 22.6% (Continued)

	Health Care — 0.6%
$22,000	Accellent, Inc., 8.375%, 2/1/17	$22,605
220,000	Amgen, Inc., 4.100%, 6/15/21	239,510
87,000	Apria Healthcare Group, Inc.,
	11.250%, 11/1/14	89,175
67,000	Capella Healthcare, Inc.,
	9.250%, 7/1/17	71,439
20,000	HCA, Inc., 5.875%, 3/15/22	21,675
71,000	HCA, Inc., 6.500%, 2/15/20	78,988
19,000	Kindred Healthcare, Inc.,
	8.250%, 6/1/19	18,478
325,000	Medtronic, Inc., 4.450%, 3/15/20	377,731
50,000	NBTY, Inc., 9.000%, 10/1/18	55,625
105,000	Omnicare, Inc., 7.750%, 6/1/20	115,500
60,000	Res-Care, Inc., 10.750%, 1/15/19	66,600
13,000	Universal Hospital Services, Inc., 144a,
	7.625%, 8/15/20	13,552
		1,170,878
	Total Corporate Bonds	$42,851,716

	U.S. Treasury Obligations — 19.2%
6,300,000	U.S. Treasury Bond, 2.750%, 8/15/42	6,195,659
295,000	U.S. Treasury Bond, 3.125%, 11/15/41	314,267
650,000	U.S. Treasury Bond, 3.125%, 2/15/42	691,438
8,625,000	U.S. Treasury Inflation Indexed
	Bonds, 1.250%, 4/15/14	9,708,098
1,525,000	U.S. Treasury Note, 0.250%, 3/31/14	1,525,476
6,830,000	U.S. Treasury Note, 0.625%, 8/31/17	6,834,269
2,420,000	U.S. Treasury Note, 1.000%, 8/31/19	2,413,950
8,775,000	U.S. Treasury Note, 1.625%, 8/15/22	8,765,400
	Total U.S. Treasury Obligations	$36,448,557

	Commercial Mortgage-Backed Securities — 9.2%
346,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2004-5, Class A4,
	4.936%, 11/10/41(A)	369,792
230,309	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-4, Class A3, 4.891%, 7/10/45	230,500
335,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2006-2, Class A3, 5.889%, 5/10/45(A)	345,924
435,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2006-6, Class A3, 5.369%, 10/10/45	474,869
305,191	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2007-1, Class AAB, 5.422%, 1/15/49	326,306
511,107	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2007-2, Class AAB,
	5.753%, 4/10/49(A)	553,698
180,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2008-1, Class A3, 6.358%, 2/10/51(A)	193,136
2,000,000	Bear Stearns Commercial Mortgage
	Securities, Ser 2004-T14, Class A4,
	5.200%, 1/12/41(A)††	2,101,636
875,000	Bear Stearns Commercial Mortgage
	Securities, Ser 2005-PWR9, Class
	A4A, 4.871%, 9/11/42††	970,544
270,000	Bear Stearns Commercial Mortgage
	Securities, Ser 2006-PW13, Class A3,
	5.518%, 9/11/41††	281,912
875,000	Bear Stearns Commercial Mortgage
	Securities, Ser 2007-PW16, Class A4,
	5.906%, 6/11/40(A)††	1,032,041
135,000	Commercial Mortgage Pass Through
	Certificates, Ser 2005-C6, Class A5A,
	5.116%, 6/10/44(A)	149,922
377,000	Commercial Mortgage Pass Through
	Certificates, Ser 2012-9W57, Class A,
	144a, 2.365%, 2/10/29	395,643
550,000	Credit Suisse First Boston Mortgage
	Securities Corp., Ser 2004-C3, Class
	A5, 5.113%, 7/15/36(A)	585,822
300,000	First Union Commercial Mortgage
	Trust, Ser 1999-C1, Class F, 144a,
	5.350%, 10/15/35	316,768
281,218	GE Capital Commercial Mortgage
	Corp., Ser 2005-C4, Class ASB,
	5.451%, 11/10/45(A)	291,760
227,878	GMAC Commercial Mortgage
	Securities, Inc., Ser 2003-C2, Class
	A1, 4.576%, 5/10/40	230,070
950,000	GMAC Commercial Mortgage
	Securities, Inc., Ser 2005-C1, Class
	A4, 4.619%, 5/10/43	1,001,518
296,710	Greenwich Capital Commercial
	Funding Corp., Ser 2005-GG3, Class
	A3, 4.569%, 8/10/42	298,889
327,984	GS Mortgage Securities Corp. II, Ser
	2006-GG8, Class AAB,
	5.535%, 11/10/39	341,843
275,000	GS Mortgage Securities Corp. II, Ser
	2012-GC6, Class AAB,
	3.314%, 1/10/45	297,917
150,000	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2001-CIB2, Class D,
	6.847%, 4/15/35(A)	151,319
500,000	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2005-LDP5, Class A4,
	5.359%, 12/15/44(A)	562,994

16

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 9.2%
	(Continued)
$487,491	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2006-CB14, Class A3B,
	5.678%, 12/12/44(A)	$498,847
350,000	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2007-CB20, Class A3,
	5.819%, 2/12/51	368,579
275,000	LB-UBS Commercial Mortgage Trust,
	Ser 2005-C7, Class AM,
	5.263%, 11/15/40(A)††	304,577
237,000	LB-UBS Commercial Mortgage Trust,
	Ser 2006-C1, Class A4,
	5.156%, 2/15/31††	265,763
470,000	LB-UBS Commercial Mortgage Trust,
	Ser 2006-C3, Class A3,
	5.689%, 3/15/32(A)††	474,065
529,489	Morgan Stanley Capital I, Ser
	2006-HQ9, Class A3,
	5.712%, 7/12/44	539,777
1,675,000	Morgan Stanley Capital I, Inc., Ser
	2003-IQ6, Class C, 144a,
	5.243%, 12/15/41(A)	1,677,707
165,000	Morgan Stanley Capital I, Inc., Ser
	2006-HQ9, Class AM,
	5.773%, 7/12/44(A)	183,999
330,000	Morgan Stanley Capital I, Inc., Ser
	2007-T27, Class A4,
	5.823%, 6/11/42(A)	390,309
317,894	Nomura Asset Securities Corp., Ser
	1998-D6, Class A2,
	7.327%, 3/15/30(A)	320,145
250,000	Wachovia Bank Commercial Mortgage
	Trust, Ser 2006-C29, Class A3,
	5.313%, 11/15/48	261,941
243,755	Wachovia Bank Commercial Mortgage
	Trust, Ser 2007-C30, Class APB,
	5.294%, 12/15/43	254,025
384,528	Wachovia Bank Commercial Mortgage
	Trust, Ser 2007-C34, Class APB,
	5.617%, 5/15/46	406,772
	Total Commercial
	Mortgage-Backed Securities	$17,451,329

	Non-Agency Collateralized Mortgage
	Obligations — 4.9%
8,320	Adjustable Rate Mortgage Trust, Ser
	2004-4, Class 3A1,
	3.046%, 3/25/35(A)	7,643
214,081	Banc of America Funding Corp., Ser
	2003-3, Class 2A1, 4.750%, 10/25/18	223,044
1,250,590	Countrywide Alternative Loan Trust,
	Ser 2004-30CB, Class 3A1,
	5.000%, 2/25/20	1,291,587
141,910	Countrywide Alternative Loan Trust,
	Ser 2005-J3, Class 3A1,
	6.500%, 9/25/34	144,960
343,947	Credit Suisse First Boston Mortgage
	Securities Corp., Ser 2004-7, Class
	6A1, 5.250%, 10/25/19	349,442
83,518	Credit Suisse First Boston Mortgage
	Securities Corp., Ser 2005-3, Class
	3A30, 5.500%, 7/25/35	83,825
923,231	Deutsche ALT-A Securities, Inc.
	Alternate Loan Trust, Ser 2005-3,
	Class 4A4, 5.250%, 6/25/35	937,224
278,031	Homebanc Mortgage Trust, Ser
	2004-1, Class 2M2,
	1.942%, 8/25/29(A)	53,650
100,705	JP Morgan Alternative Loan Trust, Ser
	2007-A2, Class 12A2,
	0.317%, 6/25/37(A)	100,274
284,697	JP Morgan Mortgage Trust, Ser
	2005-A1, Class 2A1,
	2.721%, 2/25/35(A)	285,946
1,517,531	JP Morgan Mortgage Trust, Ser
	2005-A2, Class 3A2,
	2.759%, 4/25/35(A)	1,504,898
942,394	JP Morgan Mortgage Trust, Ser
	2005-A2, Class 7CB1,
	4.840%, 4/25/35(A)	950,660
146,154	JP Morgan Mortgage Trust, Ser
	2006-A4, Class 2A2,
	5.551%, 6/25/36(A)	142,333
191,779	MASTR Adjustable Rate Mortgages
	Trust, Ser 2004-13, Class 3A6,
	2.624%, 11/21/34(A)	192,912
134,192	MASTR Alternative Loans Trust, Ser
	2004-7, Class 10A1, 6.000%, 6/25/34	142,867
105,637	MASTR Asset Securitization Trust, Ser
	2003-4, Class 4A2, 5.500%, 5/25/33	111,972
454,630	PHH Mortgage Capital LLC, Ser
	2008-CIM2, Class 5A1,
	6.000%, 7/25/38	491,570
391,824	Residential Asset Securitization Trust,
	Ser 2006-A1, Class 1A3,
	6.000%, 4/25/36	310,974
40,112	Residential Funding Mortgage
	Securities I, Ser 2006-S2, Class A2,
	5.750%, 2/25/36	—
99,393	Sequoia Mortgage Trust, Ser 2011-1,
	Class A1, 4.125%, 2/25/41(A)	104,342
143,801	Structured Adjustable Rate Mortgage
	Loan Trust, Ser 2005-23, Class 1A3,
	2.698%, 1/25/36(A)	128,937

17

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Non-Agency Collateralized Mortgage
	Obligations — 4.9% (Continued)
$373,149	Structured Asset Securities Corp., Ser
	2004-21XS, Class 2A6B,
	5.150%, 12/25/34(B)	$362,899
406,165	Structured Asset Securities Corp., Ser
	2005-17, Class 5A1,
	5.500%, 10/25/35	372,277
319,160	Washington Mutual Alternative
	Mortgage Pass-Through
	Certificates, Ser 2005-9, Class 2A4,
	5.500%, 11/25/35	275,292
365,651	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-G, Class
	A1, 4.100%, 6/25/33(A)	371,086
234,058	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2004-3, Class
	A1, 4.750%, 4/25/19	237,710
	Total Non-Agency Collateralized
	Mortgage Obligations	$9,178,324

	Asset-Backed Securities — 4.5%
1,500,000	1st Financial Bank USA, Ser 2010-D,
	Class A, 144a, 3.720%, 6/17/19	1,533,306
310,000	Ally Auto Receivables Trust, Ser
	2012-1, Class A3, 0.930%, 2/16/16	312,626
34,702	AmeriCredit Automobile Receivables
	Trust, Ser 2011-1, Class A2,
	0.840%, 6/9/14	34,707
45,680	AmeriCredit Automobile Receivables
	Trust, Ser 2011-2, Class A2,
	0.900%, 9/8/14	45,715
202,553	AmeriCredit Automobile Receivables
	Trust, Ser 2011-5, Class A2,
	1.190%, 8/8/15	203,410
345,000	CarMax Auto Owner Trust, Ser 2011-3,
	Class A3, 1.070%, 6/15/16	347,804
3,754	CIT Group Home Equity Loan Trust,
	Ser 2002-1, Class AF5,
	7.210%, 2/25/33(B)	2,678
1,328,130	Conseco Financial Corp., Ser 1998-4,
	Class A7, 6.870%, 4/1/30(A)	1,425,320
529,610	Countrywide Asset-Backed
	Certificates, Ser 2007-S1, Class A5,
	6.018%, 11/25/36(A)	303,077
1,385	Equivantage Home Equity Loan Trust,
	Ser 1996-3, Class A3,
	7.700%, 9/25/27	1,374
356,018	FHLMC Structured Pass Through
	Securities, Ser T-20, Class A5,
	7.474%, 12/25/29(B)	391,053
51,824	First Franklin Mortgage Loan Trust, Ser
	2004-FF11, Class 1A2,
	0.917%, 1/25/35(A)	49,924
600,000	First Franklin Mortgage Loan Trust, Ser
	2005-FFA, Class M3,
	6.017%, 3/25/25(B)	156,295
159,899	FNMA REMIC, Ser 2001-W2, Class AF6,
	6.589%, 10/25/31(B)	179,455
2,186,210	Mid-State Capital Corp. Trust, Ser
	2005-1, Class M2, 7.079%, 1/15/40	2,219,891
57,407	Oncor Electric Delivery Transition
	Bond Co. LLC, Ser 2004-1, Class A2,
	4.810%, 11/17/14	57,735
1,227,966	RAMP Trust, Ser 2003-RZ5, Class A7,
	4.970%, 9/25/33(B)	1,262,908
11,911	RASC Trust, Ser 2001-KS3, Class AI6,
	5.960%, 9/25/31(A)	11,580
	Total Asset-Backed Securities	$8,538,858

	Mortgage-Backed Securities — 1.6%
495,000	FHLMC, Ser K-501, Class A2,
	1.655%, 11/25/16	510,923
2,977,955	FHLMC REMIC, Ser 3199 Class DS,
	6.929%, 8/15/36(A)	588,582
402,465	FNMA, Ser 2004-W15, Class 2AF,
	0.467%, 8/25/44(A)	400,213
791,425	FNMA REMIC, Ser 2011-28, Class MA,
	4.500%, 7/25/38	817,061
26,324	GNMA, Ser 2003-11, Class A5,
	4.000%, 10/17/29	28,516
5,487,140	GNMA, Ser 2011-83, Class NI,
	4.500%, 10/16/37	750,351
	Total Mortgage-Backed Securities	$3,095,646

	Municipal Bonds — 0.9%

	California — 0.1%
215,000	State of California, Purp 3, UTGO,
	5.950%, 4/1/16	245,874

	Georgia — 0.1%
205,000	Muni Elec Authority of GA, Build
	America Bonds, 6.655%, 4/1/57	236,199

	Pennsylvania — 0.2%
250,000	Pennesylvania State, Build America
	Bonds, Ser 2010-B, UTGO,
	5.850%, 7/15/30	289,460

	Texas — 0.5%
745,000	University of Texas, Build America
	Bonds Ser C, 4.794%, 8/15/46	882,222

	Total Municipal Bonds	$1,653,755

	Sovereign Bond — 1.6%
3,150,000	New Zealand Government Bond
	(NZD), 6.000%, 12/15/17(C)	$3,003,931

18

Touchstone Core Bond Fund (Continued)

		Market
Shares		Value

	Preferred Stocks — 2.0%

	Consumer Discretionary — 1.1%
20	HJ Heinz Finance Co., 144a, 8.000%	$2,111,250

	Financials — 0.4%
2,750	Ally Financial, Inc., 7.375%	66,990
22,133	Public Storage, 5.900%	587,410
4,794	Realty Income Corp., 6.625%	127,616
		782,016

	Utilities — 0.5%
8,125	Southern California Edison Co.,
	4.080%(A)	820,117
	Total Preferred Stocks	$3,713,383

	Investment Funds — 4.4%
59,462	Invesco Government & Agency
	Portfolio**	59,462
8,353,437	Touchstone Institutional Money
	Market Fund^	8,353,437
	Total Investment Funds	$8,412,899

	Total Investment Securities —98.7%
	(Cost $178,476,733)	$187,056,961

	Other Assets in
	Excess of Liabilities — 1.3%	2,423,166

	Net Assets — 100.0%	$189,480,127

(A)	Variable rate security - the rate reflected is the rate in effect as of September 30, 2012.

†	All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2012 was $56,584.

(B)	Step Bond. A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect at September 30, 2012.

(C)	Principal amount stated in U.S. dollars unless otherwise noted.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN - Medium Term Note

REIT - Real Estate Investment Trust

UTGO - Unlimited Tax General Obligation

144A - This is a restricted security that was sold in a transaction exempt from rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities were valued at $12,339,639 or 6.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

19

Touchstone Core Bond Fund (Continued)

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

U.S. Government
Mortgage-Backed
Obligations	$—	$52,708,563	$—	$52,708,563
Corporate Bonds	—	42,851,716	—	42,851,716
U.S. Treasury
Obligations	—	36,448,557	—	36,448,557
Commercial
Mortgage-Backed
Securities	—	17,451,329	—	17,451,329
Non-Agency
Collateralized
Mortgage
Obligations	—	9,178,324	—	9,178,324
Asset-Backed
Securities	—	8,538,858	—	8,538,858
Mortgage-Backed
Securities	—	3,095,646	—	3,095,646
Sovereign Bond	—	3,003,931	—	3,003,931
Municipal Bonds	—	1,653,755	—	1,653,755
Preferred Stocks	3,713,383	—	—	3,713,383
Investment Funds	8,412,899	—	—	8,412,899
				$187,056,961

Other Financial Instruments*

Assets:
Foreign Currency
Contract	$—	$36,602	$—	$36,602

* Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation.

Forward Foreign Currency Exchange Contract

						Unrealized
		Contract to				Appreciation/
Counterparty	Value Date	Receive		Deliver		(Depreciation)
UBS	11/14/2012	USD	4,472,201	EUR	3,450,000	$36,602
						$36,602

See accompanying Notes to Financial Statements.

20

Portfolio of Investments

Touchstone High Yield Fund – September 30, 2012

Principal		Market
Amount		Value

	Corporate Bonds — 96.5%

	Consumer Discretionary — 18.8%
$1,345,000	AMC Networks, Inc., 7.750%, 7/15/21	$1,519,850
48,000	Asbury Automotive Group, Inc.,
	7.625%, 3/15/17	49,680
1,463,000	AutoNation, Inc., 5.500%, 2/1/20	1,561,752
225,000	Cablevision Systems Corp.,
	7.750%, 4/15/18	249,188
500,000	Cablevision Systems Corp.,
	8.000%, 4/15/20	557,500
125,000	Cablevision Systems Corp.,
	8.625%, 9/15/17	145,312
514,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.500%, 4/30/21	549,980
1,033,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 7.000%, 1/15/19	1,118,222
300,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 7.250%, 10/30/17	327,000
1,344,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 7.875%, 4/30/18	1,454,880
356,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 8.125%, 4/30/20	402,280
2,790,000	Cequel Communications Holdings I
	LLC and Cequel Capital Corp., 144a,
	8.625%, 11/15/17	2,978,325
2,196,000	Clear Channel Worldwide Holdings,
	Inc., 7.625%, 3/15/20	2,141,100
363,000	Clear Channel Worldwide Holdings,
	Inc., 7.625%, 3/15/20	348,480
1,877,000	Clear Channel Worldwide Holdings,
	Inc., 9.250%, 12/15/17	2,022,468
612,000	CSC Holdings LLC, 8.625%, 2/15/19	725,220
1,093,000	DISH DBS Corp., 7.875%, 9/1/19	1,270,612
2,110,000	DISH DBS Corp., 144a, 4.625%, 7/15/17	2,157,475
2,848,000	Entravision Communications Corp.,
	8.750%, 8/1/17	3,075,840
1,742,000	Equinox Holdings, Inc., 144a,
	9.500%, 2/1/16	1,850,875
1,879,000	Exide Technologies, 8.625%, 2/1/18	1,627,685
2,973,000	Goodyear Tire & Rubber Co. (The),
	8.750%, 8/15/20	3,381,788
1,018,000	International Automotive
	Components Group SL, 144a,
	9.125%, 6/1/18	977,280
1,500,000	Jarden Corp., 7.500%, 1/15/20	1,657,500
250,000	Jarden Corp., 8.000%, 5/1/16	266,875
4,198,000	JBS USA LLC/JBS USA Finance, Inc.,
	144a, 7.250%, 6/1/21	3,946,120
440,000	Lamar Media Corp., 5.875%, 2/1/22	468,600
45,000	Lamar Media Corp., 7.875%, 4/15/18	49,725
1,562,000	Libbey Glass, Inc., 144a,
	6.875%, 5/15/20	1,679,150
2,692,000	Ltd. Brands, Inc., 5.625%, 2/15/22	2,900,630
2,214,000	Meritage Homes Corp.,
	7.150%, 4/15/20	2,380,050
823,000	Nielsen Finance LLC / Nielsen Finance
	Co., 144a, 4.500%, 10/1/20	817,856
1,091,000	Penske Automotive Group, Inc., 144a,
	5.750%, 10/1/22	1,118,275
1,282,000	Pulte Group, Inc., 6.375%, 5/15/33	1,192,260
236,000	Pulte Group, Inc., 7.875%, 6/15/32	245,440
237,000	Quebecor Media, Inc., 7.750%, 3/15/16	244,110
968,000	QVC, Inc., 144a, 7.500%, 10/1/19	1,071,099
400,000	Reynolds Group Issuer, Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu, 7.125%, 4/15/19	422,000
1,233,000	Sabre, Inc., 144a, 8.500%, 5/15/19	1,266,908
158,000	Service Corp. International/US,
	7.000%, 6/15/17	181,700
1,485,000	Service Corp. International/US,
	8.000%, 11/15/21	1,811,700
2,395,000	ServiceMaster Co./TN,
	8.000%, 2/15/20	2,538,700
745,000	Sinclair Television Group, Inc.,
	6.125%, 10/1/22	745,931
1,832,000	Smithfield Foods, Inc., 6.625%, 8/15/22	1,900,700
1,370,000	Stewart Enterprises, Inc.,
	6.500%, 4/15/19	1,472,750
1,695,000	Stonemor Operating LLC /
	Cornerstone Family Services of WV
	/ Osiris Holding, 10.250%, 12/1/17	1,695,000
482,000	Suburban Propane Partners
	LP/Suburban Energy Finance Corp.,
	144a, 7.500%, 10/1/18	515,740
1,168,000	Tenneco, Inc., 6.875%, 12/15/20	1,278,960
862,000	Tenneco, Inc., 7.750%, 8/15/18	937,425
596,000	Tomkins LLC / Tomkins, Inc.,
	9.000%, 10/1/18	664,540
611,000	Tower Automotive Holdings USA LLC
	/ TA Holdings Finance, Inc., 144a,
	10.625%, 9/1/17	658,352
204,000	UPCB Finance VI Ltd., 144a,
	6.875%, 1/15/22	216,240
783,000	Videotron Ltd, 5.000%, 7/15/22	818,235
4,366,000	Visteon Corp., 6.750%, 4/15/19	4,584,300
800,000	Wyndham Worldwide Corp.,
	7.375%, 3/1/20	963,850
		71,203,513

	Energy — 18.6%
747,000	Atlas Pipeline Partners LP/ Atlas
	Pipeline Finance Corp., 144a,
	6.625%, 10/1/20	760,072
1,443,000	Basic Energy Services, Inc.,
	7.125%, 4/15/16	1,457,430
1,556,000	Basic Energy Services, Inc.,
	7.750%, 2/15/19	1,594,900
500,000	Berry Petroleum Co., 6.750%, 11/1/20	532,500
1,828,000	Bill Barrett Corp., 7.000%, 10/15/22	1,878,270
1,336,000	Carrizo Oil & Gas, Inc., 7.500%, 9/15/20	1,362,720
1,713,000	Carrizo Oil & Gas, Inc.,
	8.625%, 10/15/18	1,837,192

21

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 96.5% (Continued)

	Energy — (Continued)
$1,360,000	Chesapeake Energy Corp.,
	6.625%, 8/15/20†	$1,402,500
205,000	Chesapeake Energy Corp.,
	9.500%, 2/15/15	225,756
1,050,000	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.,
	8.500%, 12/15/19	1,155,000
1,941,000	Coffeyville Resources LLC / Coffeyville
	Finance, Inc., 144a, 10.875%, 4/1/17	2,173,920
304,000	Consol Energy, Inc., 8.000%, 4/1/17	317,680
554,000	Consol Energy, Inc., 8.250%, 4/1/20	580,315
2,752,000	Copano Energy LLC / Copano Energy
	Finance Corp., 7.125%, 4/1/21	2,875,840
2,034,000	Crestwood Midstream Partners LP /
	Crestwood Midstream Finance
	Corp., 7.750%, 4/1/19	2,064,510
1,494,000	Drill Rigs Holdings, Inc., 144a,
	6.500%, 10/1/17	1,484,662
3,501,000	Enterprise Products Operating LLC,
	7.000%, 6/1/67(A)	3,750,446
1,346,000	Enterprise Products Operating LLC,
	8.375%, 8/1/66(A)	1,517,615
4,141,000	Expro Finance Luxembourg SCA, 144a,
	8.500%, 12/15/16	4,265,230
2,450,000	Exterran Holdings, Inc.,
	7.250%, 12/1/18	2,578,625
1,802,000	Forest Oil Corp., 7.250%, 6/15/19	1,788,485
760,000	Forest Oil Corp., 144a, 7.500%, 9/15/20	754,300
2,888,000	Genesis Energy LP/Genesis Energy
	Finance Corp., 7.875%, 12/15/18	3,061,280
1,003,000	Genesis Energy LP/Genesis Energy
	Finance Corp., 144a,
	7.875%, 12/15/18	1,063,180
690,000	Hilcorp Energy I LP/Hilcorp Finance
	Co., 144a, 7.625%, 4/15/21	759,000
500,000	Hilcorp Energy I LP/Hilcorp Finance
	Co., 144a, 8.000%, 2/15/20	556,250
3,475,000	Holly Energy Partners LP/Holly Energy
	Finance Corp., 8.250%, 3/15/18	3,735,625
4,136,000	Linn Energy LLC/Linn Energy Finance
	Corp., 8.625%, 4/15/20	4,528,920
1,042,000	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.,
	5.500%, 2/15/23	1,091,495
1,526,000	Martin Midstream Partners LP / Martin
	Midstream Finance Corp.,
	8.875%, 4/1/18	1,602,300
1,227,000	Midcontinent Express Pipeline LLC,
	144a, 6.700%, 9/15/19	1,305,447
854,000	Newfield Exploration Co.,
	5.625%, 7/1/24	947,940
896,000	Newfield Exploration Co.,
	6.875%, 2/1/20	983,360
3,028,000	OGX Petroleo e Gas Participacoes SA,
	144a, 8.500%, 6/1/18	2,725,200
1,207,000	Peabody Energy Corp., 144a,
	6.000%, 11/15/18	1,207,000
3,063,000	Pioneer Drilling Co., 9.875%, 3/15/18	3,331,012
770,000	Regency Energy Partners LP /
	Regency Energy Finance Corp.,
	6.500%, 7/15/21	823,900
780,000	Regency Energy Partners LP /
	Regency Energy Finance Corp.,
	6.875%, 12/1/18	832,650
2,178,000	SandRidge Energy, Inc.,
	8.750%, 1/15/20	2,357,685
303,000	SandRidge Energy, Inc., 144a,
	7.500%, 2/15/23	312,090
688,000	Targa Resources Partners LP / Targa
	Resources Partners Finance Corp.,
	7.875%, 10/15/18	753,360
1,900,000	Targa Resources Partners LP / Targa
	Resources Partners Finance Corp.,
	144a, 6.375%, 8/1/22	2,014,000
		70,349,662

	Industrials — 14.0%
1,434,000	Accuride Corp., 9.500%, 8/1/18	1,473,435
1,216,000	Amsted Industries, Inc., 144a,
	8.125%, 3/15/18	1,313,280
1,090,000	Ardagh Packaging Finance PLC /
	Ardagh MP Holdings USA, Inc.,
	144a, 7.375%, 10/15/17	1,167,662
1,000,000	Ashtead Capital, Inc., 144a,
	6.500%, 7/15/22	1,050,000
396,000	Aviation Capital Group Corp., 144a,
	6.750%, 4/6/21	403,682
3,808,000	Belden, Inc., 144a, 5.500%, 9/1/22	3,893,680
902,000	BWAY Holding Co, 10.000%, 6/15/18	1,014,750
975,000	Calcipar SA, 144a, 6.875%, 5/1/18	967,688
2,812,000	Case New Holland, Inc.,
	7.875%, 12/1/17	3,297,070
1,072,000	Cenveo Corp., 7.875%, 12/1/13†	1,067,980
3,788,000	Cenveo Corp., 8.875%, 2/1/18	3,589,130
596,000	Chrysler Group LLC/CG Co.-Issuer, Inc.,
	8.250%, 6/15/21	634,740
1,003,049	Continental Airlines 2003-ERJ1 Pass
	Through Trust, Ser RJO3,
	7.875%, 7/2/18	1,030,633
1,756,000	Dynacast International LLC / Dynacast
	Finance, Inc., 9.250%, 7/15/19	1,852,580
2,290,000	Gibraltar Industries, Inc.,
	8.000%, 12/1/15	2,344,388
1,159,000	Griffon Corp., 7.125%, 4/1/18	1,227,091
295,000	Iron Mountain, Inc., 8.000%, 6/15/20	313,806
540,000	Iron Mountain, Inc., 8.375%, 8/15/21	598,050
2,902,000	JB Poindexter & Co., Inc., 144a,
	9.000%, 4/1/22	2,902,000

22

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 96.5% (Continued)

	Industrials — (Continued)
$1,372,000	JM Huber Corp., 144a,
	9.875%, 11/1/19	$1,540,070
2,693,000	Liberty Tire Recycling, 144a,
	11.000%, 10/1/16	2,612,210
4,275,000	Mead Products LLC / ACCO Brands
	Corp., 144a, 6.750%, 4/30/20	4,456,688
361,000	Moog, Inc., 7.250%, 6/15/18	383,562
1,074,000	Mueller Water Products, Inc.,
	7.375%, 6/1/17	1,100,850
1,543,000	Navios Maritime Holdings, Inc. /
	Navios Maritime Finance II US, Inc.,
	8.125%, 2/15/19	1,392,558
978,000	Navios South American Logistics, Inc.
	/ Navios Logistics Finance US Inc.,
	9.250%, 4/15/19	919,320
302,000	RR Donnelley & Sons Co.,
	7.250%, 5/15/18	299,735
2,710,000	Stena AB, 7.000%, 12/1/16	2,682,900
2,775,000	Tutor Perini Corp., 7.625%, 11/1/18	2,809,688
1,291,000	United Rentals North America, Inc.,
	9.250%, 12/15/19	1,455,602
221,000	UR Financing Escrow Corp., 144a,
	5.750%, 7/15/18	233,431
1,053,000	UR Financing Escrow Corp., 144a,
	7.375%, 5/15/20	1,131,975
1,518,000	UR Financing Escrow Corp., 144a,
	7.625%, 4/15/22	1,662,210
		52,822,444

	Telecommunication Services — 10.2%
1,436,000	CenturyLink, Inc., 6.450%, 6/15/21	1,620,526
1,330,000	CenturyLink, Inc., 7.650%, 3/15/42	1,416,997
1,000	Cincinnati Bell, Inc., 7.000%, 2/15/15	1,010
2,440,000	Cincinnati Bell, Inc., 8.250%, 10/15/17	2,604,700
868,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	933,100
2,600,000	CommScope, Inc., 144a,
	8.250%, 1/15/19	2,808,000
1,610,000	Frontier Communications Corp.,
	8.125%, 10/1/18	1,811,250
1,585,000	Frontier Communications Corp.,
	8.500%, 4/15/20	1,791,050
3,250,000	GCI, Inc., 8.625%, 11/15/19	3,510,000
244,000	Hughes Satellite Systems Corp.,
	6.500%, 6/15/19	261,080
401,000	Intelsat Jackson Holdings SA,
	7.250%, 4/1/19	433,080
837,000	Intelsat Jackson Holdings SA, 144a,
	7.250%, 10/15/20	899,775
830,000	MetroPCS Wireless, Inc.,
	7.875%, 9/1/18	896,400
398,000	NII Capital Corp., 7.625%, 4/1/21	316,410
638,000	PAETEC Holding Corp.,
	8.875%, 6/30/17	692,230
646,000	Sprint Capital Corp., 6.875%, 11/15/28	594,320
520,000	Sprint Capital Corp., 6.900%, 5/1/19	539,500
445,000	Sprint Nextel Corp., 8.375%, 8/15/17	495,062
4,012,000	Sprint Nextel Corp., 144a,
	9.000%, 11/15/18	4,814,400
189,000	TW Telecom Holdings, Inc.,
	8.000%, 3/1/18	207,900
926,000	TW Telecom Holdings, Inc., 144a,
	5.375%, 10/1/22	944,520
1,995,000	West Corp., 0.000%, 6/30/18(A)	2,017,444
500,000	West Corp., 7.875%, 1/15/19	515,000
2,107,000	West Corp., 8.625%, 10/1/18	2,212,350
587,000	Wind Acquisition Finance SA, 144a,
	7.250%, 2/15/18	554,715
1,199,000	Wind Acquisition Finance SA, 144a,
	11.750%, 7/15/17	1,130,058
750,000	Windstream Corp., 7.000%, 3/15/19	765,000
1,045,000	Windstream Corp., 7.500%, 4/1/23	1,092,025
2,370,000	Windstream Corp., 7.875%, 11/1/17	2,648,475
		38,526,377

	Materials — 9.2%
1,986,000	AK Steel Corp., 7.625%, 5/15/20†	1,737,750
3,149,000	Aleris International, Inc.,
	7.625%, 2/15/18	3,345,812
1,496,000	Cascades, Inc., 7.750%, 12/15/17	1,567,060
3,048,000	Cascades, Inc., 7.875%, 1/15/20	3,192,780
5,572,000	FMG Resources August 2006 Pty Ltd.,
	144a, 6.875%, 4/1/22	5,098,380
2,378,000	HudBay Minerals, Inc., 144a,
	9.500%, 10/1/20	2,490,955
3,032,000	JMC Steel Group, 144a,
	8.250%, 3/15/18	3,092,640
1,408,000	Koppers, Inc., 7.875%, 12/1/19	1,545,280
3,390,000	Longview Fibre Paper & Packaging,
	Inc., 144a, 8.000%, 6/1/16	3,534,075
968,000	LyondellBasell Industries NV,
	6.000%, 11/15/21	1,103,520
575,000	Novelis, Inc./GA, 8.375%, 12/15/17	628,188
1,035,000	PolyOne Corp., 7.375%, 9/15/20	1,120,388
500,000	Steel Dynamics, Inc., 6.750%, 4/1/15	507,500
2,353,000	Tembec Industries, Inc.,
	11.250%, 12/15/18	2,470,650
1,432,000	Texas Industries, Inc., 9.250%, 8/15/20	1,517,920
275,000	United States Steel Corp.,
	7.375%, 4/1/20†	273,625
280,000	US Concrete, Inc., 144a,
	9.500%, 8/31/15	295,925
1,219,000	Vulcan Materials Co., 7.500%, 6/15/21	1,377,470
		34,899,918

	Health Care — 8.1%
1,200,000	Accellent, Inc., 8.375%, 2/1/17	1,233,000
3,320,000	Apria Healthcare Group, Inc.,
	11.250%, 11/1/14	3,403,000
2,983,000	Capella Healthcare, Inc.,
	9.250%, 7/1/17	3,180,624

23

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 96.5% (Continued)

	Health Care — (Continued)
$1,239,000	CHS/Community Health Systems, Inc.,
	7.125%, 7/15/20	$1,321,858
1,430,000	HCA, Inc., 5.875%, 3/15/22	1,549,762
4,085,000	HCA, Inc., 6.500%, 2/15/20	4,544,562
3,639,000	Health Management Associates, Inc.,
	144a, 7.375%, 1/15/20	3,948,315
544,000	Hologic, Inc., 144a, 6.250%, 8/1/20	576,640
903,000	Kindred Healthcare, Inc.,
	8.250%, 6/1/19	878,168
1,000,000	NBTY, Inc., 9.000%, 10/1/18	1,112,500
3,513,000	Omnicare, Inc., 7.750%, 6/1/20	3,864,300
3,155,000	Res-Care, Inc., 10.750%, 1/15/19	3,502,050
198,000	Universal Hospital Services, Inc.,
	4.111%, 6/1/15(A)	196,020
1,063,000	Universal Hospital Services, Inc., 144a,
	7.625%, 8/15/20	1,108,178
		30,418,977

	Financials — 6.5%
2,850,000	Ally Financial, Inc., 5.500%, 2/15/17	2,979,057
1,274,000	Ally Financial, Inc., 8.000%, 11/1/31	1,467,221
500,000	CIT Group, Inc., 5.000%, 5/15/17	533,750
846,000	CIT Group, Inc., 5.000%, 8/15/22	880,183
464,000	Credit Acceptance Corp.,
	9.125%, 2/1/17	511,560
1,111,000	EDP Finance BV, 144a, 6.000%, 2/2/18	1,109,022
3,781,000	International Lease Finance Corp.,
	5.875%, 8/15/22	3,905,962
1,400,000	Liberty Mutual Group, Inc., 144a,
	7.800%, 3/15/37	1,519,000
50,000	Liberty Mutual Group, Inc., 144a,
	10.750%, 6/15/58(A)	72,500
1,300,000	MetLife, Inc., 10.750%, 8/1/39	1,930,500
3,115,000	MPT Operating Partnership LP/MPT
	Finance Corp., 6.875%, 5/1/21	3,395,350
545,000	Omega Healthcare Investors, Inc.,
	5.875%, 3/15/24	580,425
795,000	Omega Healthcare Investors, Inc.,
	6.750%, 10/15/22	878,475
1,000,000	Omega Healthcare Investors, Inc.,
	7.500%, 2/15/20	1,110,000
2,747,000	PHH Corp., 7.375%, 9/1/19	2,939,290
725,000	SLM Corp. MTN, 6.000%, 1/25/17	789,345
		24,601,640

	Utilities — 4.3%
380,000	AES Corp. (The), 7.375%, 7/1/21	433,200
1,808,000	AES Corp. (The), 8.000%, 10/15/17	2,088,240
1,546,596	Bruce Mansfield Unit, 6.850%, 6/1/34	1,648,981
1,333,000	Calpine Corp., 144a, 7.500%, 2/15/21	1,439,640
513,000	Calpine Corp., 144a, 7.875%, 7/31/20	560,452
800,000	Calpine Corp., 144a, 7.875%, 1/15/23	884,000
213,000	GenOn Energy, Inc., 7.625%, 6/15/14	227,378
500,000	GenOn Energy, Inc., 7.875%, 6/15/17	532,500
3,613,000	Intergen N.V., 144a, 9.000%, 6/30/17	3,477,512
2,182,000	NRG Energy, Inc., 7.875%, 5/15/21	2,372,925
869,000	Sabine Pass LNG LP, 7.250%, 11/30/13	925,485
1,479,000	Sabine Pass LNG LP, 7.500%, 11/30/16	1,597,320
		16,187,633

	Information Technology — 4.2%
1,150,000	Equinix, Inc., 7.000%, 7/15/21	1,288,000
1,828,000	Equinix, Inc., 8.125%, 3/1/18	2,029,080
3,681,000	Fidelity National Information Services,
	Inc., 5.000%, 3/15/22	3,800,632
1,110,000	First Data Corp., 144a, 8.875%, 8/15/20	1,209,900
4,940,000	Kemet Corp., 10.500%, 5/1/18	5,014,100
1,543,000	Viasat, Inc., 6.875%, 6/15/20	1,597,005
750,000	Viasat, Inc., 144a, 6.875%, 6/15/20	772,500
		15,711,217

	Consumer Staples — 2.6%
2,488,000	BI-LO LLC / BI-LO Finance Corp., 144a,
	9.250%, 2/15/19	2,665,270
1,232,000	Central Garden and Pet Co.,
	8.250%, 3/1/18	1,305,920
1,443,000	Del Monte Corp., 7.625%, 2/15/19	1,484,486
1,016,000	Ingles Markets, Inc., 8.875%, 5/15/17	1,094,740
615,000	JBS USA LLC/JBS USA Finance, Inc.,
	144a, 8.250%, 2/1/20	613,462
2,537,000	Post Holdings, Inc., 144a,
	7.375%, 2/15/22	2,695,562
		9,859,440
	Total Corporate Bonds	$364,580,821

24

Touchstone High Yield Fund (Continued)

		Market
Shares		Value

	Preferred Stocks — 0.3%

	Financials — 0.3%
30,726	Ally Financial, Inc., 0.05%	$748,485
8,730	Countrywide Capital V, 0.04%	219,909
		968,394
	Total Preferred Stocks	$968,394

	Investment Funds — 3.4%
2,981,494	Invesco Government & Agency
	Portfolio**	$2,981,494
10,005,457	Touchstone Institutional Money
	Market Fund^	10,005,457
	Total Investment Funds	$12,986,951

	Total Investment Securities —100.2%
	(Cost $367,400,593)	$378,536,166

	Liabilities in Excess of
	Other Assets — (0.2%)	(641,065)

	Net Assets — 100.0%	$377,895,101

(A)	Variable rate security - the rate reflected is the rate in effect as of September 30, 2012.

†	All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2012 was $2,849,601.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities were valued at $110,284,018 or 29.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$364,580,821	$—	$364,580,821
Preferred Stocks	968,394	—	—	968,394
Investment Funds	12,986,951	—	—	12,986,951
				$378,536,166

See accompanying Notes to Financial Statements.

25

Portfolio of Investments

Touchstone Institutional Money Market Fund – September 30, 2012

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Corporate Bonds — 12.6%
$2,130,000	JPMorgan Chase & Co.	5.375	10/01/12	$2,130,000
3,600,000	Deutsche Bank AG	5.375	10/12/12	3,605,663
1,965,000	National Rural Utilities Cooperative Finance Corp.	4.300	10/15/12	1,967,834
6,700,000	NSTAR Electric Co.	4.875	10/15/12	6,711,200
5,131,000	General Electric Capital Corp. MTN	5.250	10/19/12	5,142,469
2,000,000	Wells Fargo & Co.	5.250	10/23/12	2,005,439
6,425,000	Bank of New York Mellon Corp. MTN	4.950	11/01/12	6,449,753
3,546,000	Northern Trust Corp.	5.200	11/09/12	3,564,085
600,000	International Business Machines Corp.	4.750	11/29/12	604,321
2,000,000	Caterpillar Financial Services Corp.	6.000	12/15/12	2,022,397
1,729,000	General Electric Capital Corp.	5.450	01/15/13	1,754,034
4,200,000	Bank of Nova Scotia	2.250	01/22/13	4,217,499
4,500,000	Toyota Motor Credit Corp. MTN(A)	0.652	01/24/13	4,500,000
6,400,000	General Electric Co.	5.000	02/01/13	6,497,740
1,000,000	General Electric Capital Corp.	4.800	05/01/13	1,023,462
1,690,000	Wachovia Corp. MTN	5.500	05/01/13	1,740,304
1,500,000	International Business Machines Corp.	2.100	05/06/13	1,516,627
2,290,000	Bank of Montreal	2.125	06/28/13	2,317,320
3,500,000	National Rural Utilities Cooperative Finance Corp.	5.500	07/01/13	3,634,386
	Total Corporate Bonds			$61,404,533

	Municipal Bonds — 9.2%
2,525,000	JJB Properties LLC OK Rev Rental Property (LOC: Arvest Bank)(A)	0.210	10/05/12	2,525,000
6,537,000	Wyoming OH CSD BANS (Sch Impt) UTGO Ser 2012	1.500	10/23/12	6,540,915
2,800,000	AMP Muni Pwr OH, Inc. BANS Ser 2011	1.250	10/25/12	2,800,462
5,500,000	Chatom AL IDB Gulf Opp Zone Powersouth Energy Coop Ser 2011 A (SPA: National Rural Utilities Finance)	0.600	11/15/12	5,500,000
5,000,000	Lake Central IN Multi-Dist Sch BANS (First Mtge) Ser 2012	1.000	12/28/12	5,000,000
1,400,000	Mason OH EDR Ser 2012	1.750	01/31/13	1,402,775
5,000,000	Franklin Co OH BANS (Stadium Fac Proj) Ser 2012	0.850	03/08/13	5,005,368
3,805,000	Miami Twp OH Montgomery Co (Park Acq & Impt) LTGO Ser 2012	1.375	03/28/13	3,812,815
3,100,000	Fishers IN Redev Auth Lease Rev BANS Ser 2012	0.750	04/12/13	3,100,000
4,000,000	Bristol CT UTGO BANS Ser 2012	1.250	04/29/13	4,011,877
1,000,000	Manchester CT BANS UTGO Ser 2012	1.000	07/05/13	1,001,880
4,415,000	Woodbridge CT UTGO BANS Ser 2012 B	1.000	08/23/13	4,422,790
	Total Municipal Bonds			$45,123,882

	U.S. Government Agency Obligations — 12.2%
15,000,000	Overseas Private Investment Corp(A)	0.180	10/05/12	15,000,000
8,245,610	Overseas Private Investment Corp.(A)	0.160	10/05/12	8,245,610
6,456,140	Overseas Private Investment Corp.(A)	0.160	10/05/12	6,456,140
5,000,000	Overseas Private Investment Corp.(A)	0.160	10/05/12	5,000,000
2,166,666	Overseas Private Investment Corp.(A)	0.160	10/05/12	2,166,667
2,017,544	Overseas Private Investment Corp.(A)	0.160	10/05/12	2,017,544
867,133	Overseas Private Investment Corp.(A)	0.160	10/05/12	867,133
10,000,000	Overseas Private Investment Corp.(A)	0.180	10/05/12	10,000,000
5,000,000	Overseas Private Investment Corp.(A)	0.180	10/05/12	5,000,000
4,000,000	Overseas Private Investment Corp.(A)	0.180	10/05/12	4,000,000
1,000,000	Overseas Private Investment Corp.(A)	0.180	10/05/12	1,000,000
	Total U.S. Government Agency Obligations			$59,753,094

26

Touchstone Institutional Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Certificate of Deposit — 2.3%
$5,700,000	Royal Bank of Canada/NY(A)	0.650	11/09/12	$5,700,000
5,400,000	Bank of Nova Scotia/Houston(A)	0.440	08/15/13	5,400,000
	Total Certificate of Deposit			$11,100,000

	Variable Rate Demand Notes — 57.5%
4,400,000	Botsford MI Gen Hosp Rev Ser 2008 A (LOC: U.S. Bank NA)	0.260	10/01/12	4,400,000
500,000	East Baton Rouge Parish LA Pol (Exxon Proj) Ser 1993	0.180	10/01/12	500,000
20,060,000	Mississippi Business Finance Corp (Chevron Usa, Inc) Ser 2010 I	0.200	10/01/12	20,060,000
10,000,000	Monroe Co GA Dev Auth Poll (Ga Pwr Co Lt Scherer Proj) Ser 2011	0.240	10/01/12	10,000,000
2,200,000	NY Adj Subser E2 UTGO Ser 1993 (LOC: JP Morgan Chase Bank NA)	0.170	10/01/12	2,200,000
900,000	OH St Hgr Edl Fac Rev (Case Western Conventional) Ser 2003 A (SPA: Wells Fargo Bank N.A.)	0.210	10/01/12	900,000
7,900,000	OH St Hgr Edl Fac Rev (Case Western Reserve) Ser 2002 A (SPA: Wells Fargo Bank NA)	0.210	10/01/12	7,900,000
3,785,000	Sarasota Co FL Public Mem Hospital Ser 2008 A	0.190	10/01/12	3,785,000
1,865,000	486 Lesser Street LLC	0.300	10/05/12	1,865,000
1,905,000	Abag CA Fin Auth For Nonprofit Housing Gaia Bldg Ser 2000 A-T (LIQ: FNMA)	0.220	10/05/12	1,905,000
1,120,000	AM Investment Partners LLC/MI US Domestic Ser 2006	0.300	10/05/12	1,120,000
1,530,000	Auburn Me Rev J & A Properties Ser 2001 (LOC: TD Bank NA)	0.500	10/05/12	1,530,000
1,000,000	BJ Financing LLC US Domestic Ser 2007	0.240	10/05/12	1,000,000
1,070,000	Blossom Hill Development Co. Ltd. Priv Placement Ser 2001	0.450	10/05/12	1,070,000
6,615,000	Blue Hen Hotel LLC US Domestic Ser 2001	0.250	10/05/12	6,615,000
1,450,000	Boldt Healthcare Properties LLC Priv Placement Ser 2010	0.240	10/05/12	1,450,000
400,000	Burgess & Niple Ltd. US Domestic Ser 1999	0.270	10/05/12	400,000
785,000	CA St Infrastructure & Saddleback Vy Ser 2010 (LOC: East West Bank)	0.360	10/05/12	785,000
2,005,300	Campus Research Corp., Ser A	0.210	10/05/12	2,005,300
2,450,000	Cincinnati Christian University US Domestic Ser 2007	0.210	10/05/12	2,450,000
11,390,000	Cleveland OH Arpt Sys Rev Ser 2012 B (LOC: Bank of New York Mellon)	0.180	10/05/12	11,390,000
675,000	CO St Edl & Cultural Northwestern Ser 2008 (LOC: BMO Harris Bank NA)	0.260	10/05/12	675,000
170,000	Connelly/Brueshaber Parternship #1 Ser 2000 (LOC: US Bank NA)	0.450	10/05/12	169,999
2,020,000	Corporate Finance Managers, Inc. Ser 2003 B	0.210	10/05/12	2,020,000
2,880,000	Crozer-Keystone Health System US Domestic Ser 1996	0.300	10/05/12	2,880,000
4,415,000	Crystal Clinic US Domestic Ser 2000	0.250	10/05/12	4,415,000
1,000,000	Dayton Wheel Concepts, Inc. US Domestic Ser 2002	0.220	10/05/12	1,000,000
1,100,000	Douglas Co Ga Dev Auth Pandosia LLC Ser 2007 B (LOC: Wells Fargo Bank NA)	0.260	10/05/12	1,100,000
4,335,000	First Christian Church Of Florissant US Domestic Ser 2008	0.240	10/05/12	4,335,000
3,490,000	First Church of Christ Christian, Inc. US Domestic Ser 2006	0.450	10/05/12	3,490,000
2,435,000	First Church of Christ Christian, Inc. US Domestic Ser 2006	0.450	10/05/12	2,435,000
200,000	FL St HFC Waterford Pointe Ser 2000 E-2	0.280	10/05/12	199,999
1,000,000	French Lick In EDR Town Green Place A Ser 2008 (LOC: National City Bank)	0.270	10/05/12	1,000,000
1,235,000	Gables of Germantown LLC (The) US Domestic Ser 2005	0.540	10/05/12	1,235,000
1,240,000	Grace Evangelical Lutheran Church US Domestic Ser 2008	0.300	10/05/12	1,240,000
2,890,000	Grasshopper Investments LLC Private Placement Ser 2004 144a	0.450	10/05/12	2,890,000
350,000	Green Street Surgery Center LLC US Domestic Ser 2003	0.420	10/05/12	350,000
5,715,000	Harvest Time Tabernacle, Inc. Ser 2012	0.300	10/05/12	5,715,000
830,000	Heart Property LLC Project US Domestic Ser 2007	0.270	10/05/12	830,000
1,139,000	Hopewell Development Co.	0.270	10/05/12	1,139,000
1,800,000	IL St Dev Fin Auth Indl (Maclean Fogg Co Proj) Ser 2004 (LOC: Bank Of America NA)	0.520	10/05/12	1,800,000
4,025,000	Jungs Station Associates US Domestic Ser 2005	0.280	10/05/12	4,025,000
4,095,000	Kamps Capital LLC, Ser 2010	0.210	10/05/12	4,095,000

27

Touchstone Institutional Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Variable Rate Demand Notes — 57.5% (Continued)
$10,750,000	Kansas City MO Tax Incr Revenu Blue Ridge Mall Tax Allocation Ser 2005 (LOC: BMO Harris Bank NA)	0.220	10/05/12	$10,750,000
1,300,000	Kenwood Country Club US Domestic Ser 2005	0.210	10/05/12	1,300,000
1,085,000	Kenwood Lincoln-Mercury US Domestic Ser 2000	0.220	10/05/12	1,085,000
5,385,000	Lee Family Partnership LLC US Domestic Ser 2004	0.310	10/05/12	5,385,000
10,720,000	Lexington Financial Services LLC US Domestic Ser 2008	0.230	10/05/12	10,720,000
5,280,000	Lodge Apartments Holdings LLC US Domestic Ser 2006	0.270	10/05/12	5,280,000
1,295,000	Long Beach CA Rev Towne Ctr Site A Ser 2010 (LOC: Wells Fargo Bank NA)	0.210	10/05/12	1,295,000
3,580,000	Manhattan Christian College, Inc.	0.300	10/05/12	3,580,000
3,900,000	Mason City Clinic PC Ser 1992	0.280	10/05/12	3,900,000
830,000	Mequon WI IDR (Gateway Plastics) Ser 2001 B (LOC: Bank One Wisconsin)	0.310	10/05/12	830,000
5,000,000	MI St Fin Auth Rev Sch Ln Ser 2010 (LOC: Bank Of Montreal)	0.190	10/05/12	5,000,000
2,420,000	Miarko, Inc. US Domestic Ser 2007	0.220	10/05/12	2,420,000
3,637,000	Mill Street Village LLC Priv Placement Ser 2006	0.360	10/05/12	3,637,000
6,355,000	Mountain Agency, Inc. (The) US Domestic Ser 2003	0.320	10/05/12	6,355,000
2,350,000	Neltner Properties LLC US Domestic Ser 1999	0.450	10/05/12	2,350,000
485,000	New Belgium Brewing Co., Inc. US Domestic Ser 2000	0.260	10/05/12	485,000
10,000,000	North Hudson NJ Sewerage Auth Senior Lien Ser 2012 (LOC: TD Bank NA)	0.180	10/05/12	10,000,000
1,640,000	Odenton Baptist Church US Domestic Ser 2008	0.380	10/05/12	1,640,000
16,400,000	OH St HFA Residential Mtge Ser 2006 J (SPA: State Street B&T Co.)	0.210	10/05/12	16,400,000
1,710,000	Old Hickory-TN/AHPC US Domestic Ser 2005	0.240	10/05/12	1,710,000
1,359,000	Oldham Co KY (Unltd Inc Proj) Ser 2005 (LOC: JP Morgan Chase Bank NA)	0.300	10/05/12	1,359,000
1,700,000	Orange City IA IDR (Vogel Enterprises Limited) Ser 2002 (LOC: U.S. Bank NA)	0.280	10/05/12	1,700,000
3,150,000	Orthopaedic Hospital of Wisconsin LLC	0.240	10/05/12	3,150,000
4,500,000	OSL Santa Rosa Fountaingrove LLC Ser 2012	0.220	10/05/12	4,500,000
4,500,000	Penco Products, Inc. Priv Placement Ser 2011 144a	0.240	10/05/12	4,500,000
200,000	Platte Co MO IDA Complete Home Ser 2007 B (LOC: Columbian Bank)	0.240	10/05/12	199,999
1,850,000	Progress Industrial Properties, Inc. US Domestic Ser 2002	0.250	10/05/12	1,850,000
1,215,000	QC Reprographics LLC Priv Placement Ser 2001	0.450	10/05/12	1,215,000
795,000	Ross Sinclaire Real Estate Trust LLC US Domestic Ser 2005	0.320	10/05/12	795,000
1,650,000	Saint Paul's Episcopal Church Ser 2008 (LOC: JP Morgan Chase Bank NA)	0.220	10/05/12	1,650,000
925,000	SC St Jobs-Econ De Woodhead LLC Ser 2010 B (LOC: FHLB)	0.200	10/05/12	925,000
1,805,000	Secor Realty, Inc.	0.220	10/05/12	1,805,000
2,210,000	Sheboygan Falls WI Indl Revenue Adj Dev Htt, Inc., Project Ser 2007 B (LOC: U.S. Bank NA)	0.360	10/05/12	2,210,000
235,000	Simba USA LLC US Domestic Ser 2003	0.300	10/05/12	234,999
1,710,000	South Western IL St Dev Authority Mattingly Lumber Ser 2005 B (LOC: First Bank)	0.330	10/05/12	1,710,000
2,460,000	Southwestern OH Water Co. (The) US Domestic Ser 2006	0.220	10/05/12	2,460,000
1,165,000	Springside Corp. Exchange Partners I LLC US Domestic Ser 2004	0.220	10/05/12	1,165,000
2,655,000	Team Rahal of Pittsburgh Priv Placement Ser 2002 144a	0.270	10/05/12	2,655,000
9,770,000	TP Racing LLLP US Domestic Ser 2000	0.950	10/05/12	9,770,000
800,000	Upper IL River Vly Dev Auth Ser 2003 (LOC: Lasalle Bank NA)	0.650	10/05/12	800,000
1,665,000	WA MO IDA Dev Pauwels Pj Ser 1999 (LOC: Bank Of America NA)	0.640	10/05/12	1,665,000
860,000	WA St Hsg Fin Commission Brittany Pk Ser 1996, Class B (LIQ: FNMA)	0.270	10/05/12	860,000
2,900,000	Young Men's Christian Association of Metropolitcan Milwaukee, Inc. Ser 2008	0.240	10/05/12	2,900,000
4,100,000	D.G.Y. Real Estate, LP US Domestic Ser 2000	0.330	10/29/12	4,100,000
2,215,000	Yuengling Beer Co., Inc. Priv Placement Ser 1999	0.330	10/29/12	2,215,000
	Total Variable Rate Demand Notes			$280,885,296

28

Touchstone Institutional Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Repurchase Agreement — 6.4%
$31,100,000	BMO Capital, 0.190%, dated 09/30/12, matures on 10/01/12, repurchase price $31,100,164 (collateralized by U.S. Treasury Notes, ranging in par value from $97,700 - $2,195,000, 0.000% - 7.625%, 11/29/12 - 02/15/40, total market value $31,722,067)	0.190	10/01/12	$31,100,000

	Total Investment Securities —100.2%
	(Cost $489,366,805)			$489,366,805

	Liabilities in Excess of Other Assets — (0.2%)			(1,015,927)

	Net Assets — 100.0%			$488,350,878

(A) Variable rate security - the rate reflected is the rate in effect as of September 30, 2012.

Portfolio Abbreviations:

BANS - Bond Anticipation Notes

CSD - City School District

EDR - Economic Development Revenue

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

HFA - Housing Finance Agency

HFC - Housing Finance Corp.

IDA - Industrial Development Authority/Agency

IDB - Industrial Development Board

IDR - Industrial Development Revenue

MTN - Medium Term Note

LIQ - Liquidity Facility

LOC - Letter of Credit

LTGO - Limited Tax General Obligation

SPA - Stand-by Purchase Agreement

UTGO - Unlimited Tax General Obligation

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities were valued at $10,045,000 or 2.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

29

Touchstone Institutional Money Market Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Variable Rate Demand Notes	$—	$280,885,296	$—	$280,885,296
Corporate Bonds	—	61,404,533	—	61,404,533
U.S. Government Agency Obligations	—	59,753,094	—	59,753,094
Municipal Bonds	—	45,123,882	—	45,123,882
Repurchase Agreement	—	31,100,000	—	31,100,000
Certificate of Deposit	—	11,100,000	—	11,100,000
				$489,366,805

See accompanying Notes to Financial Statements.

30

Portfolio of Investments

Touchstone Money Market Fund – September 30, 2012

Principal		Interest	Maturity
Amount		Rate	Date	Value
	Corporate Bonds — 11.2%
$622,000	JPMorgan Chase & Co.	5.375	10/01/12	$622,000
1,500,000	Deutsche Bank AG	5.375	10/12/12	1,502,360
2,599,000	General Electric Capital Corp. MTN	5.250	10/19/12	2,604,657
200,000	IBM International Group Capital LLC	5.050	10/22/12	200,536
1,035,000	Wells Fargo & Co.	5.250	10/23/12	1,037,762
1,337,000	Bank of New York Mellon Corp. MTN	4.950	11/01/12	1,342,108
1,500,000	Northern Trust Corp.	5.200	11/09/12	1,507,634
431,000	International Business Machines Corp.	4.750	11/29/12	434,072
100,000	Caterpillar Financial Services Corp. MTN	4.850	12/07/12	100,724
500,000	Caterpillar Financial Services Corp.	6.000	12/15/12	505,599
216,000	General Electric Capital Corp.	2.800	01/08/13	217,428
881,000	General Electric Capital Corp.	5.450	01/15/13	893,274
4,220,000	Bank of Nova Scotia	2.250	01/22/13	4,237,549
3,700,000	Toyota Motor Credit Corp. MTN(A)	0.652	01/24/13	3,700,000
2,561,000	General Electric Co.	5.000	02/01/13	2,600,167
500,000	International Business Machines Corp.	2.100	05/06/13	505,542
1,270,000	Bank of Montreal	2.125	06/28/13	1,285,154
1,425,000	National Rural Utilities Cooperative Finance Corp.	5.500	07/01/13	1,479,638
	Total Corporate Bonds			$24,776,204

	Municipal Bonds — 10.0%
2,000,000	Wyoming OH CSD BANS (Sch Impt) UTGO Ser 2012	1.500	10/23/12	2,001,198
2,000,000	Amp Muni Pwr OH, Inc. BANS Ser 2011	1.250	10/25/12	2,000,330
1,000,000	Deerfield Twp OH BANS LTGO Ser 2011	1.500	11/01/12	1,000,461
2,500,000	Chatom AL IDB Gulf Opp Zone Powersouth Energy Coop Ser 2011 A (SPA:
	National Rural Utilities Finance)	0.600	11/15/12	2,500,000
2,200,000	Lake Central IN Multi-Dist Sch BANS (First Mtge) Ser 2012	1.000	12/28/12	2,200,000
1,100,000	Warrensville Heights OH BANS LTGO Ser 2012	1.500	01/30/13	1,102,168
1,200,000	Mason OH EDR Ser 2012	1.750	01/31/13	1,202,378
690,000	Loveland OH BANS LTGO Ser 2012	3.000	02/14/13	693,787
2,500,000	Franklin Co OH (Spl Oblg) BANS Ser 2012	0.850	03/08/13	2,502,685
1,000,000	Miami Twp OH LTGO Ser 2012	1.375	03/28/13	1,002,055
1,800,000	Fishers IN Redev Auth Lease Rev BANS Ser 2012	0.750	04/12/13	1,800,000
2,000,000	Bristol CT UTGO BANS Ser 2012	1.250	04/29/13	2,005,938
395,000	Manchester CT BANS UTGO Ser 2012	1.000	07/05/13	395,742
1,800,000	Woodbridge CT UTGO BANS Ser 2012	1.000	08/23/13	1,803,176
	Total Municipal Bonds			$22,209,918

	U.S. Government Agency Obligations — 7.5%
3,910,345	Overseas Private Investment Corp.(A)	0.160	10/05/12	3,910,344
3,715,359	Overseas Private Investment Corp.(A)	0.160	10/05/12	3,715,359
3,103,446	Overseas Private Investment Corp.(A)	0.160	10/05/12	3,103,446
419,580	Overseas Private Investment Corp.(A)	0.160	10/05/12	419,580
5,500,000	Overseas Private Investment Corp.(A)	0.180	10/05/12	5,500,000
	Total U.S. Government Agency Obligations			$16,648,729

	Certificate of Deposit — 2.6%
3,500,000	Royal Bank of Canada/NY(A)	0.650	11/09/12	3,500,000
2,200,000	Bank of Nova Scotia/Houston(A)	0.440	08/15/13	2,200,000
	Total Certificate of Deposit			$5,700,000

31

Touchstone Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Variable Rate Demand Notes — 61.6%
$7,600,000	Allen Co OH Hosp Facs Rev (Catholic Healthcare) Ser 2010 C (LOC: Bank Of Nova Scotia)	0.200	10/01/12	$7,600,000
500,000	Cuyahoga Co OH Rev (Cleveland Clinic) Ser 2011 B3 (SPA: US Bank NA)	0.200	10/01/12	500,000
7,500,000	East Baton Rouge Parish LA (Exxon Proj) Ser 1993	0.180	10/01/12	7,500,000
2,700,000	OH St Hgr Edl Fac Rev (Case Western) Ser 2002 A (SPA: Wells Fargo Bank NA)	0.210	10/01/12	2,700,000
2,100,000	OH St Wtr Dev Auth Rev (Firstenergy) Ser 2011 C (LOC: UBS AG)	0.200	10/01/12	2,100,000
3,185,000	Sarasota Co FL Public Mem Hospital Ser 2008 A (LOC: Northern Trust Company)	0.190	10/01/12	3,185,000
2,025,000	VT St Edl & Hlth Bldgs (Brattleboro Mem Hospital) Ser 2008 A (LOC: TD Banknorth NA)	0.210	10/01/12	2,025,000
735,000	Alameda Co CA IDA Rev (Golden West Paper) Ser 2008 (LOC: Comerica Bank)	0.350	10/05/12	735,000
5,105,000	Anchor Holdings II LLC Ser 2001	0.450	10/05/12	5,105,000
4,875,000	Andrew W Mellon Foundation NY Ser 2008	0.170	10/05/12	4,875,000
605,000	Bank of KY Building LLC Ser 1999	0.450	10/05/12	605,000
960,000	Bayloff Properties LLC Class A Ser 1998	0.270	10/05/12	960,000
200,000	Berks Co PA IDA Rev (Lebanon Valley Mall) Ser 1996 B
	(LOC: First Union National Bank)	0.260	10/05/12	200,000
700,000	Boldt Healthcare Properties LLC Priv Placement Ser 2010	0.240	10/05/12	700,000
730,000	CA Infra & Econ Dev Bk IDR (Studio Molding) Ser 2001 B
	(LOC: Comerica Bank)	0.420	10/05/12	730,000
735,000	CA Infra & Econ Dev Bk Rev Ser 2007 B (LOC: Comerica Bank)	0.420	10/05/12	735,000
3,389,300	Campus Research Corp. Ser A	0.210	10/05/12	3,389,300
1,495,000	CMW Real Estate LLC Ser 2000	0.210	10/05/12	1,495,000
80,000	Connelly/Brueshaber Parternship #1 Ser 2000	0.450	10/05/12	80,000
2,450,000	D&I Properties LLC US Domestic Ser 2004	0.250	10/05/12	2,450,000
1,770,000	Diaz-Upton LLC US Domestic Ser 2004	0.260	10/05/12	1,770,000
900,000	Dick Masheter Ford, Inc. Ser 2003	0.270	10/05/12	900,000
775,000	District Of Columbia Rev (Pew Charitable) Ser 2008 B (LOC: PNC Bank NA)	0.180	10/05/12	775,000
260,000	Dublin Building LLC Ser 1997	0.270	10/05/12	260,000
175,000	Elizabeth C Connelly & Larry J Brueshaber Partnership #1 2000	0.450	10/05/12	175,000
250,000	Elizabeth C Connelly & Larry J Brueshaber Partnership #1 2007	0.450	10/05/12	250,000
1,000,000	First Christian Church Of Florissant US Domestic Ser 2008	0.240	10/05/12	1,000,000
469,000	Fitch Denny Funeral Home, Inc. Priv Placement Ser 2004	0.360	10/05/12	469,000
5,355,000	Flamingo Enterprises, Inc. Ser 2008	0.100	10/05/12	5,355,000
2,050,000	Galloway Co. Ser 2003	0.220	10/05/12	2,050,000
70,000	Halton Group Americas, Inc. Ser 2007	0.420	10/05/12	70,000
315,000	IA Finance Auth. Rev (Point Cedar) Ser 2006 B (LOC: BMO Harris Bank NA)	0.640	10/05/12	315,000
3,950,000	Jeff Wyler Automotive Family, Inc. Ser 2006	0.450	10/05/12	3,950,000
365,000	JL Capital One LLC US Domestic Ser 2002	0.260	10/05/12	365,000
5,695,000	Kamps Capital LLC Ser 2010	0.210	10/05/12	5,695,000
7,900,000	Kansas City MO Tax Incr Revenu Blue Ridge Mall Tax Allocation Ser 2005 (LOC: BMO Harris Bank NA)	0.220	10/05/12	7,900,000
1,665,000	Kansas St Dev Fin Auth Rev Ser 2009 O (LOC: Great Western Bank)	0.220	10/05/12	1,665,000
290,000	La Crosse WI IDR (GGP Inc.) Ser 2007 B (LOC: Wells Fargo Bank NA)	0.260	10/05/12	290,000
1,505,000	Livingston Co NY IDA Civic Facs Rev Ser 2007 B (LOC: HSBC BANK USA NA)	0.330	10/05/12	1,505,000
6,480,000	Lowell Family LLC Ser 2005	0.230	10/05/12	6,480,000
3,186,000	M&P Richfield LLC Ser 2001	0.220	10/05/12	3,186,000
800,000	Mason City Clinic PC Ser 1992	0.280	10/05/12	800,000
950,000	MBE Investment Co. LLC Class A Ser 2001 A	0.300	10/05/12	950,000
775,000	Mequon WI IDR (Gateway Plastics) Ser 2001 B (LOC: Bank One Wisconsin)	0.310	10/05/12	775,000
2,255,000	Metropolitan Govt Nashville & Davidson TN Ser 2006 B
	(LOC: BMO Harris Bank NA)	0.260	10/05/12	2,255,000
950,000	MI St Hsg Dev Auth Multi-Family Rev Ser 2003 B (LOC: FHLB)	0.220	10/05/12	950,000

32

Touchstone Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Variable Rate Demand Notes — 61.6% (Continued)
$1,882,000	Mill Street Village LLC Priv Placement Ser 2006	0.360	10/05/12	$1,882,000
390,000	Mount Carmel East Professional Office Building III LP Ser 1994 B	0.420	10/05/12	390,000
255,000	New York NY IDA Civic Facs Rev (Community Living) Ser 2004 B (LOC: JPMorgan Chase Bank)	0.415	10/05/12	255,000
255,000	NY City NY IDA (N.Y. Congregational) Ser 2006 B (LOC: HSBC Bank USA NA)	1.410	10/05/12	255,000
5,360,000	OSF Finance Co. LLC Ser 2007	0.200	10/05/12	5,360,000
700,000	Pittsburgh Technical Institute Ser 1999	0.210	10/05/12	700,000
1,190,000	Plymouth WI IDR (Wis Plastic Prods Inc.) Ser 1998 (LOC: Bank First National)	0.270	10/05/12	1,190,000
1,255,000	Progress Industrial Properties, Inc. US Domestic Ser 2002	0.250	10/05/12	1,255,000
500,000	Rise, Inc. Ser 2002	0.260	10/05/12	500,000
2,410,000	Schreiber Capital Co. LLC US Domestic Ser 2006	0.210	10/05/12	2,410,000
210,000	St Ann's Medical Office Building II LP Ser 1997	0.270	10/05/12	210,000
2,000,000	St James Properties Ltd. Ser 2004	0.450	10/05/12	2,000,000
710,000	Stonehedge Enterprises, Inc. Ser 2000	0.300	10/05/12	710,000
580,000	Team Rahal of Pittsburgh Priv Placement Ser 2002 144a	0.270	10/05/12	580,000
1,530,000	Tennis For Charity, Inc. Rev Ser 2004 (LOC: JPMorgan Chase Bank)	0.180	10/05/12	1,530,000
1,500,000	Tom Richards, Inc. Ser 2001	0.250	10/05/12	1,500,000
2,420,000	TP Racing LLLP US Domestic Ser 2000	0.950	10/05/12	2,420,000
805,000	WA St Hsg Fin MFH Rev Ser 2002 B (LIQ: FNMA)	0.230	10/05/12	805,000
505,000	WA St Hsg Fin MFH Rev (Brittany Park) Ser 1998 B (LOC: FNMA)	0.240	10/05/12	505,000
1,145,000	WA St Hsg Fin MFH Rev (Vintage) Ser 2003 B (LOC: FNMA)	0.180	10/05/12	1,145,000
347,000	WAI Enterprises LLC US Domestic Ser 2004	0.450	10/05/12	347,000
725,000	Westar Medical Office Building LP Ser 2001	0.220	10/05/12	725,000
7,500,000	Westchester Co NY Hlthcare Corp Ser 2010 D (LOC: TD Bank NA)	0.170	10/05/12	7,500,000
1,565,000	Yankee Hill Housing Partners LP US Domestic Ser 2005	0.260	10/05/12	1,565,000
1,410,000	Young Men's Christian Association of Metropolitcan Milwaukee, Inc. (The) US
	Domestic Ser 2008	0.240	10/05/12	1,410,000
1,310,000	Yuengling Beer Co., Inc. Priv Placement Ser 1999	0.330	10/29/12	1,310,000
	Total Variable Rate Demand Notes			$136,283,300

	Repurchase Agreement — 7.5%
16,500,000	BMO Capital, 0.190%, dated 09/30/12, matures on 10/01/12, repurchase price
	$16,500,087 (collateralized by U.S. Treasury Notes, ranging in par value from
	$206,700 - $1,000,000, 0.000% - 7.500%, 01/17/13 - 02/15/37, total market
	value $16,830,055)	0.190	10/01/12	16,500,000

	Total Investment Securities —100.4%
	(Cost $222,118,151)			222,118,151

	Liabilities in Excess of Other Assets — (0.4%)			$(939,774)

	Net Assets — 100.0%			$221,178,377

(A) Variable rate security - the rate reflected is the rate in effect as of September 30, 2012.

33

Touchstone Money Market Fund (Continued)

Portfolio Abbreviations:

BANS - Bond Anticipation Notes

CSD - City School District

EDR - Economic Development Revenue

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

IDA - Industrial Development Authority/Agency

IDB - Industrial Development Board

IDR - Industrial Development Revenue

LIQ - Liquidity Facility

LOC - Letter of Credit

LTGO - Limited Tax General Obligation

MFH - Multi-Family Housing

MTN -Medium Term Note

SPA - Stand-by Purchase Agreement

UTGO - Unlimited Tax General Obligation

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities were valued at $580,000 or 0.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Variable Rate Demand Notes	$—	$136,283,300	$—	$136,283,300
Municipal Bonds	—	22,209,918	—	22,209,918
Corporate Bonds	—	24,776,204	—	24,776,204
U.S. Government Agency Obligations	—	16,648,729	—	16,648,729
Repurchase Agreement	—	16,500,000	—	16,500,000
Certificate of Deposit	—	5,700,000	—	5,700,000
				$222,118,151

See accompanying Notes to Financial Statements.

34

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Statements of Assets and Liabilities

September 30, 2012

			Touchstone		Touchstone
	Touchstone	Touchstone	Institutional		Money
	Core Bond	High Yield	Money Market		Market
	Fund	Fund	Fund		Fund
Assets
Investments, at cost	$178,476,733	$367,400,593	$489,366,805		$222,118,151
Affiliated securities, at market value	$8,353,437	$10,005,457	$—		$—
Non-affiliated securities, at market value	178,703,524	368,530,709	489,366,805	(B)	222,118,151	(B)
Investments, at market value (A)	$187,056,961	$378,536,166	$489,366,805	(B)	$222,118,151	(B)
Cash	238,798	1,222,826	89,682		75,515
Unrealized appreciation on forward foreign currency contracts	36,602	—	—		—
Dividends and interest receivable	1,244,233	7,547,518	1,265,580		473,157
Receivable for capital shares sold	232,095	1,196,320	8,495,855		52,650
Receivable for investments sold	11,490,507	—	—		—
Receivable for securities lending income	123	3,702	—		—
Receivable from Investment Advisor	—	—	—		89,958
Tax reclaim receivable	—	5,167	—		—
Other assets	19,531	16,189	7,730		8,910
Total Assets	200,318,850	388,527,888	499,225,652		222,818,341

Liabilities
Dividends payable	—	—	—		6
Payable for return of collateral for securities on loan	59,462	2,981,494	—		—
Payable for capital shares redeemed	266,525	2,568,868	8,603,196		91,656
Payable for investments purchased	10,272,612	4,707,759	2,150,339		1,314,396
Payable to Investment Advisor	52,068	159,915	87,844		—
Payable to other affiliates	36,612	75,157	343		93,922
Payable to Trustees	3,595	3,421	3,430		3,378
Payable to Transfer Agent	47,534	54,393	1,599		98,681
Other accrued expenses and liabilities	100,315	81,780	28,023		37,925
Total Liabilities	10,838,723	10,632,787	10,874,774		1,639,964

Net Assets	$189,480,127	$377,895,101	$488,350,878		$221,178,377

Net assets consist of:
Paid-in capital	$259,836,894	$373,608,253	$488,388,427		$221,181,822
Accumulated net investment income (loss)	20,771	44,990	112		(6)
Accumulated net realized losses on investments	(78,995,732)	(6,893,715)	(37,661)		(3,439)
Net unrealized appreciation on investments and foreign currency	8,618,194	11,135,573	—		—
Net Assets	$189,480,127	$377,895,101	$488,350,878		$221,178,377

(A) Includes market value of securities on loan of:	$56,584	$2,849,601	$—		$—

(B)Valued at amortized cost for the period ended September 30, 2012.

See accompanying Notes to Financial Statements.

36

Statements of Assets and Liabilities (Continued)

			Touchstone
	Touchstone	Touchstone	Institutional	Touchstone
	Core Bond	High Yield	Money Market	Money Market
	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$79,208,013	$96,667,388	$—	$31,243,142
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	7,270,784	10,856,389	—	31,247,955
Net asset value and redemption price per share*	$10.89	$8.90	$—	$1.00
Maximum offering price per share	$11.43	$9.34	$—	$—

Pricing of Class C Shares
Net assets applicable to Class C shares	$19,386,045	$42,626,289	$—	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,900,480	4,795,694	—	—
Net asset value, offering price per share**	$10.20	$8.89	$—	$—

Pricing of Class S Shares
Net assets applicable to Class S shares	$—	$—	$—	$189,935,235
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	—	—	—	189,966,976
Net asset value, offering price and redemption price per share	$—	$—	$—	$1.00

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$78,574,879	$222,866,276	$—	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	7,214,943	24,483,309	—	—
Net asset value, offering price and redemption price per share	$10.89	$9.10	$—	$—

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$12,311,190	$15,735,148	$488,350,878	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,130,863	1,729,589	488,379,637	—
Net asset value, offering price and redemption price per share	$10.89	$9.10	$1.00	$—

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

37

Statements of Operations

For the Year Ended September 30, 2012

				Touchstone	Touchstone
	Touchstone		Touchstone	Institutional	Money
	Core Bond		High Yield	Money	Market
	Fund		Fund	Market Fund	Fund
Investment Income
Dividends from affiliated securities	$4,979		$9,538	$—	$—
Dividends from non-affiliated securities	24,179		44,227	2,104	777
Interest	3,140,793		18,469,596	1,452,884	840,551
Income from securities loaned	1,314		38,030	—	—
Total Investment Income	3,171,265		18,561,391	1,454,988	841,328
Expenses
Investment advisory fees	434,798		1,290,319	847,979	1,015,299
Administration fees	167,446		476,357	718,403	441,703
Compliance fees and expenses	1,599		1,599	1,599	1,599
Custody fees	1,978		7,067	7,221	3,050
Professional fees	24,964		26,344	17,150	17,150
Transfer Agent fees, Class A	63,832		77,318	—	46,283
Transfer Agent fees, Class C	13,262		22,458	—	—
Transfer Agent fees, Class S	—		—	—	243,309
Transfer Agent fees, Class Y	12,610		39,670	—	—
Transfer Agent fees, Institutional Class	389		46	—	—
Registration fees, Class A	22,146		35,559	—	21,413
Registration fees, Class C	14,947		22,889	—	—
Registration fees, Class S	—		—	—	8,566
Registration fees, Class Y	6,166		36,439	—	—
Registration fees, Institutional Class	5,687		1,522	47,854	—
Reports to Shareholders, Class A	14,773		17,958	—	9,976
Reports to Shareholders, Class C	11,840		9,721	—	—
Reports to Shareholders, Class S	—		—	—	34,664
Reports to Shareholders, Class Y	8,128		10,387	—	—
Reports to Shareholders, Institutional Class	7,106		6,557	12,083	—
Distribution expenses, Class A	148,974		328,910	—	82,469
Distribution expenses, Class C	133,182		323,473	—	—
Distribution expenses, Class S	—		—	—	685,443
Trustee fees	7,575		7,607	7,655	7,575
Other expenses	63,514		60,807	15,657	30,299
Total Expenses	1,164,916		2,803,007	1,675,601	2,648,798
Fees waived and/or reimbursed by the Advisor and/or Affiliates(A)	(340,013)		(282,384)	(827,978)	(1,829,953)
Net Expenses	824,903		2,520,623	847,623	818,845
Net Investment Income	2,346,362		16,040,768	607,365	22,483
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,872,368		1,493,467	(4,924)	(2,818)
Net change in unrealized appreciation on investments(B)	767,727		18,168,861	—	—
Net change in unrealized appreciation on foreign currency transactions	37,966	(C)	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	3,678,061		19,662,328	(4,924)	(2,818)
Change in Net Assets Resulting from Operations	$6,024,423		$35,703,096	$602,441	$19,665

(A)See Note 4 in Notes to Financial Statements.

(B)Change in unrealized appreciation does not include unrealized appreciation of $7,680,328 and $3,225,003 for the Core Bond Fund and the High Yield Fund, respectively in connection with the Funds' mergers. See Note 7 in the Notes to Financial Statements.

(C)Includes $36,602 change in unrealized appreciation on forward foreign currency exchange contracts. The primary risk exposure is currency contracts.

See accompanying Notes to Financial Statements.

38

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Statements of Changes in Net Assets

	Touchstone		Touchstone
	Core Bond Fund		High Yield Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
From Operations
Net investment income	$2,346,362	$1,777,120	$16,040,768	$13,008,137
Net realized gain (loss) on investments	2,872,368	763,561	1,493,467	4,512,365
Net change in unrealized appreciation (depreciation) on investments and foreign currency	805,693	(460,582)	18,168,861	(15,005,528)
Change in Net Assets from Operations	6,024,423	2,080,099	35,703,096	2,514,974
Distributions to Shareholders from:
Net investment income, Class A	(1,819,792)	(1,714,564)	(8,463,782)	(9,770,251)
Net investment income, Class C	(339,952)	(254,020)	(1,875,636)	(1,866,029)
Net investment income, Class S	—	—	—	—
Net investment income, Class Y	(390,467)	—	(5,354,489)	(2,180,405)
Net investment income, Institutional Class	(81,073)	—	(308,484)	—
Net realized gains, Class A	—	—	—	—
Net realized gains, Class S	—	—	—	—
Total Distributions	(2,631,284)	(1,968,584)	(16,002,391)	(13,816,685)
Net Increase (Decrease) from Share Transactions(A)	136,921,035	(3,602,058)	187,482,304	35,666,895
Total Increase (Decrease) in Net Assets	140,314,174	(3,490,543)	207,183,009	24,365,184
Net Assets
Beginning of period	49,165,953	52,656,496	170,712,092	146,346,908
End of period	$189,480,127	$49,165,953	$377,895,101	$170,712,092
Accumulated Net Investment Income (Loss)	$20,771	$(14,644)	$44,990	$—

(A) For details of share transactions by class, see Statement of Changes in Net Assets - Capital Stock Activity on pages 42-45.

See accompanying Notes to Financial Statements.

40

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone
Institutional		Money
Money Market Fund		Market Fund
For the	For the	For the	For the
Year	Year	Year	Year
Ended	Ended	Ended	Ended
September 30,	September 30,	September 30,	September 30,
2012	2011	2012	2011

$607,365	$711,733	$22,483	$24,469
(4,924)	6,163	(2,818)	3,945

—	—	—	—
602,441	717,896	19,665	28,414
—	—	(3,237)	(5,579)
—	—	—	—
—	—	(19,240)	(18,890)
—	—	—	—
(607,253)	(711,733)	—	—
—	—	(690)	—
—	—	(4,359)	—
(607,253)	(711,733)	(27,526)	(24,469)
110,784,156	77,709,037	(24,788,575)	(9,950,433)
110,779,344	77,715,200	(24,796,436)	(9,946,488)

377,571,534	299,856,334	245,974,813	255,921,301
$488,350,878	$377,571,534	$221,178,377	$245,974,813
$112	$—	$(6)	$—

41

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone
	Core Bond Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2012		September 30, 2011
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from shares issued	2,392,502	$25,569,281	984,726	$10,255,229
Proceeds from shares issued in connection with merger(A)	3,649,908	39,249,339	—	—
Reinvestment of distributions	104,955	1,128,791	156,472	1,617,048
Cost of shares redeemed	(2,860,712)	(30,821,202)	(1,393,587)	(14,450,156)
Change in Class A Share Transactions	3,286,653	35,126,209	(252,389)	(2,577,879)
Class C
Proceeds from shares issued	477,512	4,775,868	225,382	2,209,093
Proceeds from shares issued in connection with merger(A)	981,361	9,844,706	—	—
Reinvestment of distributions	20,187	203,701	20,304	197,282
Cost of shares redeemed	(342,951)	(3,448,978)	(353,865)	(3,430,554)
Change in Class C Share Transactions	1,136,109	11,375,297	(108,179)	(1,024,179)
Class Y(B)
Proceeds from shares issued	231,179	2,494,140	—	—
Proceeds from shares issued in connection with merger(A)	15,860,453	171,954,001	—	—
Reinvestment of distributions	22,274	240,865	—	—
Cost of shares redeemed	(8,898,963)	(96,394,019)	—	—
Change in Class Y Share Transactions	7,214,943	78,294,987	—	—
Institutional Class(B)
Proceeds from shares issued	7,749,580	84,004,947	—	—
Proceeds from shares issued in connection with merger(A)	976,206	10,436,404	—	—
Reinvestment of distributions	7,493	81,073	—	—
Cost of shares redeemed	(7,602,416)	(82,397,882)	—	—
Change in Institutional Class Share Transactions	1,130,863	12,124,542	—	—

Change from Share Transactions	12,768,568	$136,921,035	(360,568)	$(3,602,058)

(A) See Note 7 in the Notes to Financial Statements.

(B) The Core Bond Fund began issuing Class Y shares and Institutional Class shares on April 16, 2012. The High Yield Fund began issuing Institutional Class shares on January 27, 2012.

See accompanying Notes to Financial Statements.

42

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone
High Yield Fund
For the Year		For the Year
Ended		Ended
September 30, 2012		September 30, 2011
Shares	Dollars	Shares	Dollars

9,179,661	$79,024,306	7,871,864	$69,204,639
432,854	3,842,441	—	—
472,496	4,113,026	632,520	5,502,150
(12,985,452)	(113,157,024)	(7,934,784)	(69,580,344)
(2,900,441)	(26,177,251)	569,600	5,126,445

2,008,515	17,354,221	1,181,654	10,335,202
337,359	2,989,128	—	—
123,142	1,070,492	138,865	1,204,771
(565,427)	(4,878,449)	(1,269,861)	(10,993,678)
1,903,589	16,535,392	50,658	546,295

15,965,673	141,880,304	7,870,423	70,046,063
10,301,951	93,468,536	—	—
378,053	3,368,910	154,912	1,370,585
(6,419,272)	(57,039,334)	(4,736,134)	(41,422,493)
20,226,405	181,678,416	3,289,201	29,994,155

1,800,762	16,078,197	—	—
—	—	—	—
34,514	308,484	—	—
(105,687)	(940,934)	—	—
1,729,589	15,445,747	—	—

20,959,142	$187,482,304	3,909,459	$35,666,895

43

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Institutional
Money Market Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2012		September 30, 2011
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from shares issued	—	$—	—	$—
Reinvestment of distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Change in Class A Share Transactions	—	—	—	—
Class S
Proceeds from shares issued	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Change in Class S Share Transactions	—	—	—	—
Institutional Class
Proceeds from shares issued	5,688,861,493	5,688,863,802	3,834,051,393	3,834,051,466
Reinvestment of distributions	531,695	531,695	750,485	750,485
Cost of shares redeemed	(5,578,611,341)	(5,578,611,341)	(3,757,092,888)	(3,757,092,914)
Change in Institutional Class Share Transactions	110,781,847	110,784,156	77,708,990	77,709,037

Change from Share Transactions	110,781,847	$110,784,156	77,708,990	$77,709,037

See accompanying Notes to Financial Statements.

44

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Money
Market Fund
For the Year		For the Year
Ended		Ended
September 30, 2012		September 30, 2011
Shares	Dollars	Shares	Dollars

36,036,153	$36,036,153	52,155,167	$52,155,181
2,969	2,969	5,791	5,791
(42,923,376)	(42,923,376)	(86,779,488)	(86,779,486)
(6,884,254)	(6,884,254)	(34,618,530)	(34,618,514)

237,858,850	237,858,850	238,037,016	238,037,016
20,502	20,502	18,585	18,585
(255,783,673)	(255,783,673)	(213,387,520)	(213,387,520)
(17,904,321)	(17,904,321)	24,668,081	24,668,081

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(24,788,575)	$(24,788,575)	(9,950,449)	$(9,950,433)

45

Financial Highlights

Touchstone Core Bond Fund —Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010	2009	2008
Net asset value at beginning of period	$10.46		$10.41	$9.76	$9.01	$9.67
Income (loss) from investment operations:
Net investment income	0.30		0.39	0.39	0.41	0.46
Net realized gain (loss) on investments	0.46		0.10	0.67	0.80	(0.66)
Total from investment operations	0.76		0.49	1.06	1.21	(0.20)
Distributions from:
Net investment income	(0.33)		(0.44)	(0.41)	(0.46)	(0.46)
Net asset value at end of period	$10.89		$10.46	$10.41	$9.76	$9.01
Total return(A)	7.47%		4.80%	11.10%	13.92%	(2.19%)
Ratios and supplemental data:
Net assets at end of period (000's)	$79,208		$41,663	$44,107	$36,096	$46,713
Ratio to average net assets:
Net expenses	0.87%		0.90%	0.90%	0.90%	0.90%
Gross expenses	1.23%		1.28%	1.28%	1.21%	1.23%
Net investment income	2.72%		3.80%	3.91%	4.58%	4.77%
Portfolio turnover rate	525	%(B)	319%	370%	277%	184%

Touchstone Core Bond Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010	2009	2008
Net asset value at beginning of period	$9.82		$9.80	$9.21	$8.53	$9.18
Income (loss) from investment operations:
Net investment income	0.22		0.30	0.31	0.34	0.36
Net realized gain (loss) on investments	0.42		0.08	0.62	0.73	(0.62)
Total from investment operations	0.64		0.38	0.93	1.07	(0.26)
Distributions from:
Net investment income	(0.26)		(0.36)	(0.34)	(0.39)	(0.39)
Net asset value at end of period	$10.20		$9.82	$9.80	$9.21	$8.53
Total return(A)	6.59%		4.01%	10.32%	13.07%	(2.93%)
Ratios and supplemental data:
Net assets at end of period (000's)	$19,386		$7,503	$8,550	$5,867	$3,255
Ratio to average net assets:
Net expenses	1.62%		1.65%	1.65%	1.65%	1.65%
Gross expenses	2.10%		2.44%	2.09%	2.10%	2.27%
Net investment income	1.98%		3.04%	3.15%	3.81%	4.03%
Portfolio turnover rate	525	%(B)	319%	370%	277%	184%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(B)	Portfolio turnover excludes the purchase and sales of the Acquired Fund (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

46

Financial Highlights (Continued)

Touchstone Core Bond Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended
	September 30,(A)
	2012
Net asset value at beginning of period	$10.69
Income (loss) from investment operations:
Net investment income	0.18
Net realized gain (loss) on investments	0.19
Total from investment operations	0.37
Distributions from:
Net investment income	(0.17)
Net asset value at end of period	$10.89
Total return	3.46	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$78,575
Ratio to average net assets:
Net expenses	0.58	%(C)
Gross expenses	0.97	%(C)
Net investment income	2.97	%(C)
Portfolio turnover rate	525	%(D)

Touchstone Core Bond Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended
	September 30,(A)
	2012
Net asset value at beginning of period	$10.69
Income (loss) from investment operations:
Net investment income	0.18
Net realized gain (loss) on investments	0.19
Total from investment operations	0.37
Distributions from:
Net investment income	(0.17)
Net asset value at end of period	$10.89
Total return	3.50	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$12,311
Ratio to average net assets:
Net expenses	0.50	%(C)
Gross expenses	1.11	%(C)
Net investment income	3.05	%(C)
Portfolio turnover rate	525	%(D)

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchase and sales of the Acquired Fund (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

47

Financial Highlights (Continued)

Touchstone High Yield Fund —Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010	2009	2008
Net asset value at beginning of period	$8.13		$8.60	$8.19	$7.85	$9.17
Income (loss) from investment operations:
Net investment income	0.57		0.66	0.75	0.73	0.74
Net realized gain (loss) on investments	0.76		(0.43)	0.42	0.34	(1.28)
Total from investment operations	1.33		0.23	1.17	1.07	(0.54)
Distributions from:
Net investment income	(0.56)		(0.70)	(0.76)	(0.73)	(0.74)
Realized capital gains	—		—	—	—	(0.04)
Total distributions	(0.56)		(0.70)	(0.76)	(0.73)	(0.78)
Net asset value at end of period	$8.90		$8.13	$8.60	$8.19	$7.85
Total return(A)	16.80%		2.43%	14.90%	16.06%	(6.33%)
Ratios and supplemental data:
Net assets at end of period (000's)	$96,667		$111,888	$113,453	$59,392	$57,020
Ratio to average net assets:
Net expenses	0.99%		1.05%	1.05%	1.05%	1.05%
Gross expenses	1.10%		1.18%	1.20%	1.38%	1.26%
Net investment income	6.48%		7.59%	8.95%	10.58%	8.31%
Portfolio turnover rate	48	%(B)	62%	47%	60%	28%

Touchstone High Yield Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010	2009	2008
Net asset value at beginning of period	$8.12		$8.59	$8.18	$7.84	$9.16
Income (loss) from investment operations:
Net investment income	0.49		0.60	0.69	0.65	0.68
Net realized gain (loss) on investments	0.78		(0.44)	0.41	0.37	(1.29)
Total from investment operations	1.27		0.16	1.10	1.02	(0.61)
Distributions from:
Net investment income	(0.50)		(0.63)	(0.69)	(0.68)	(0.67)
Realized capital gains	—		—	—	—	(0.04)
Total distributions	(0.50)		(0.63)	(0.69)	(0.68)	(0.71)
Net asset value at end of period	$8.89		$8.12	$8.59	$8.18	$7.84
Total return(A)	15.93%		1.67%	14.01%	15.24%	(7.03%)
Ratios and supplemental data:
Net assets at end of period (000's)	$42,626		$23,485	$24,412	$18,423	$4,569
Ratio to average net assets:
Net expenses	1.80%		1.80%	1.80%	1.80%	1.80%
Gross expenses	1.92%		2.11%	1.97%	2.11%	2.20%
Net investment income	5.67%		6.83%	8.26%	9.46%	7.54%
Portfolio turnover rate	48	%(B)	62%	47%	60%	28%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(B)	Portfolio turnover excludes the purchase and sales of the Acquired Fund (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

48

Financial Highlights (Continued)

Touchstone High Yield Fund —Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010	2009	2008
Net asset value at beginning of period	$8.30		$8.77	$8.34	$7.86	$9.18
Income (loss) from investment operations:
Net investment income	0.59		0.68	0.75	0.66	0.75
Net realized gain (loss) on investments	0.79		(0.43)	0.46	0.50	(1.27)
Total from investment operations	1.38		0.25	1.21	1.16	(0.52)
Distributions from:
Net investment income	(0.58)		(0.72)	(0.78)	(0.68)	(0.76)
Realized capital gains	—		—	—	—	(0.04)
Total distributions	(0.58)		(0.72)	(0.78)	(0.68)	(0.80)
Net asset value at end of period	$9.10		$8.30	$8.77	$8.34	$7.86
Total return	17.10%		2.63%	15.16%	16.92%	(6.07%)
Ratios and supplemental data:
Net assets at end of period (000's)	$222,866		$35,339	$8,482	$3,130	$866
Ratio to average net assets:
Net expenses	0.75%		0.80%	0.80%	0.80%	0.80%
Gross expenses	0.86%		0.97%	0.96%	1.36%	1.27%
Net investment income	6.72%		7.64%	9.33%	9.95%	8.74%
Portfolio turnover rate	48	%(A)	62%	47%	60%	28%

Touchstone High Yield Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended
	September
	30, 2012(B)
Net asset value at beginning of period	$8.88
Income from investment operations:
Net Investment income	0.43
Net realized gain on investments	0.23
Total from investment operations	0.66
Distributions from:
Net investment income	(0.44)
Net asset value at end of period	$9.10
Total return	7.66	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$15,735
Ratio to average net assets:
Net expenses	0.65	%(D)
Gross expenses	0.95	%(D)
Net investment income	6.82	%(D)
Portfolio turnover rate	48	%(A)

(A)	Portfolio turnover excludes the purchase and sales of the Acquired Fund (see Note 7). If these transactions were included, portfolio turnover would have been higher.
(B)	Represents the period from commencement of operations (January 27, 2012) through September 30, 2012.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

49

Financial Highlights (Continued)

Touchstone Institutional Money Market Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011		2010		2009		2008
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income from investment operations:
Net investment income	0.001		0.002		0.003		0.017		0.038
Net realized gain (loss) on investments	(—	)(A)	—	(A)	(—	)(A)	(—	)(A)	(—	)(A)
Total from investment operations	0.001		0.002		0.003		0.017		0.038
Distributions from:
Net investment income	(0.001)		(0.002)		(0.003)		(0.017)		(0.038)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.15%		0.20%		0.33%		1.76%		3.87%
Ratios and supplemental data:
Net assets at end of period (000's)	$488,351		$377,572		$299,856		$454,008		$461,494
Ratio to average net assets:
Net expenses	0.20%		0.20%		0.20%		0.27	%(B)	0.20%
Gross expenses	0.40%		0.42%		0.42%		0.48%		0.42%
Net investment income	0.14%		0.19%		0.34%		1.57%		3.66%

(A)	Amount rounds to less than $0.0005 per share or 0.0005%.

(B)	Absent money market insurance, the ratio of net expenses to average net assets would have been 0.20%.

See accompanying Notes to Financial Statements.

50

Financial Highlights (Continued)

Touchstone Money Market Fund —Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011		2010		2009		2008
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income from investment operations:
Net investment income	—	(A)	—	(A)	—	(A)	0.013		0.033
Net realized gains (losses) on investments	(—	)(A)	—	(A)	—		—	(A)	(—	)(A)
Total from investment operations	—	(A)	—	(A)	—	(A)	0.013		0.033
Distributions from:
Net investment income	(—	)(A)	(—	)(A)	(—	)(A)	(0.013)		(0.033)
Realized capital gains	(—	)(A)	—		—		—		—
Total distributions	(—	)(A)	(—	)(A)	(—	)(A)	(0.013)		(0.033)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.01%		0.01%		1.32%		3.36%
Ratios and supplemental data:
Net assets at end of period (000's)	$31,243		$38,101		$72,719		$115,107		$74,873
Ratio to average net assets:
Net expenses	0.36%		0.44%		0.55%		0.89	%(B)	0.85%
Gross expenses	1.15%		1.14%		1.13%		1.12%		1.16%
Net investment income	0.01%		0.01%		0.01%		1.16%		3.28%

Touchstone Money Market Fund—Class S

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011		2010		2009		2008
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income from investment operations
Net investment income	—	(A)	—	(A)	—	(A)	0.011		0.030
Net realized gain (loss) on investments	(—	)(A)	—	(A)	—		(—	)(A)	(—	)(A)
Total from investment operations	—	(A)	—	(A)	—	(A)	0.011		0.030
Distributions from:
Net investment income	(—	)(A)	(—	)(A)	(—	)(A)	(0.011)		(0.030)
Realized capital gains	(—	)(A)	—		—		—		—
Total distributions	(—	)(A)	(—	)(A)	(—	)(A)	(0.011)		(0.030)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.01%		0.01%		1.05%		3.05%
Ratios and supplemental data:
Net assets at end of period (000's)	$189,935		$207,874		$183,203		$183,328		$185,995
Ratio to average net assets:
Net expenses	0.36%		0.42%		0.54%		1.17	%(B)	1.15%
Gross expenses	1.16%		1.20%		1.32%		1.45%		1.47%
Net investment income	0.01%		0.01%		0.01%		1.07%		2.99%

(A)	Amount rounds to less than $0.0005 per share or 0.0005%.

(B)	Absent money market insurance, the ratio of net expenses to average net assets would have been 0.85% and 1.12% for Class A and Class S, respectively.

See accompanying Notes to Financial Statements.

51

Notes to Financial Statements

September 30, 2012

1. Organization

The Touchstone Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Trust consists of the following four funds, individually, a “Fund,” and collectively, the “Funds”:

Touchstone Core Bond Fund (“Core Bond Fund”)

Touchstone High Yield Fund (“High Yield Fund”)

Touchstone Institutional Money Market Fund (“Institutional Money Market Fund”)

Touchstone Money Market Fund (“Money Market Fund”)

Each Fund is an open-end, diversified, management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are registered to offer different classes of shares: Class A shares, Class C shares, Class S shares, Class Y shares and Institutional Class. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Transfers in and out of the levels are recognized at the end of the period. During the year ended September 30, 2012, there were no transfers between Levels 1 and 2.

The aggregate value by input level, as of September 30, 2012, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic/industry concentration. The Funds did not hold any Level 3 categorized securities during the year ended or as of September 30, 2012.

Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost,

52

Notes to Financial Statements (Continued)

is higher or lower than the price that would be received if the Fund sold the investment. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. Securities for which market quotations are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees and are categorized in Level 3. Shares of open end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds and are categorized in Level 1.

New accounting pronouncements — In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the implications of ASU 2011-11 on the financial statements and disclosures.

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement; the valuation processes used by the reporting entity; and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended September 30, 2012, the Funds’ used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and adjust exposure to foreign currencies.

53

Notes to Financial Statements (Continued)

Derivative instruments and hedging activities — The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of September 30, 2012:

Fair Value of Derivative Investments

As of September 30, 2012

		Asset	Liability
		Derivatives*	Derivatives
	Derivatives not accounted for as hedging	Unrealized	Unrealized
Fund	instruments under ASC 815	Appreciation	Depreciation
Core Bond Fund	Forward foreign currency exchange contracts	$36,602	$—

* Statements of Assets and Liabilities Location: Unrealized appreciation on forward foreign currency contracts

For the year ended September 30, 2012, the average quarterly balance of outstanding forward foreign currency exchange contracts on the Core Bond Fund was 1 contract. The average quarterly balance of the U.S. dollar amount purchased was $894,440.

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian in an amount at least equal to the market value of the loaned securities. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the securities loaned plus accrued interest. When the collateral falls below specified amounts, the lending agents will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle.

As of September 30, 2012, the following Funds loaned securities and received collateral as follows:

	Market Value of	Market Value of
	Securities	Collateral
Fund	Loaned	Received
Core Bond Fund	$56,584	$59,462
High Yield Fund	$2,849,601	$2,981,494

All collateral received as cash is received, held and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned.

Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Repurchase agreements — Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market value. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying collateral securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation — The net asset value per share of each class of shares of the Core Bond Fund, High Yield Fund, and Money Market Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net

54

Notes to Financial Statements (Continued)

asset value per share of the Institutional Money Market Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding.

The offering price per share of the Institutional Money Market Fund and Money Market Fund is equal to the net asset value per share. The maximum offering price per share of Class A shares of the Core Bond Fund and High Yield Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Class C shares of the Core Bond Fund and Class C and Class Y shares of the High Yield Fund is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is generally equal to the net asset value per share. However, Class A redemptions that were part of a no load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%. Additionally, Class C shares of the Core Bond Fund and High Yield Fund are subject to a contingent deferred sales load up to 1.00% of the original purchase price based on the actual commission paid, if redeemed within a one-year period from the date of purchase.

Investment income — Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.

Distributions to shareholders — The Core Bond Fund and High Yield Fund declare and distribute net investment income monthly as a dividend to shareholders. The Institutional Money Market Fund and Money Market Fund declare distributions from net investment income on a daily basis and distribute as a dividend to shareholders on a monthly basis. Any net realized capital gains on sales of securities for each Fund are distributed to shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Core Bond Fund, High Yield Fund and Money Market Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date, which may cause the net asset value (“NAV”) as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

55

Notes to Financial Statements (Continued)

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2012:

	Core Bond	High Yield
	Fund	Fund
Purchases of investment securities*	$20,959,771	$196,839,471
Proceeds from sales and maturities	$67,367,599	$116,058,637

*	The cost of purchases excludes $101,789,128 and $95,043,112 on Core Bond Fund and High Yield Bond Fund, respectively, from securities received from the Acquired Funds. See Note 7 in the Notes to Financial Statements.

Purchases and proceeds from sales and maturities in U.S. Government Securities for Core Bond Fund were $396,630,375 for the period ended September 30, 2012. The cost of purchases excludes $113,405,743 on Core Bond, from securities received from the Acquired Funds. See Note 7 in the Notes to Financial Statements.

4. Transactions with Affiliates and Other Related Parties

Certain officers of theTrust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) the Sub-Administrator and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (“Western-Southern”).

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Core Bond Fund	0.50% on the first $100 million
0.45% on the next $100 million
0.40% on the next $100 million
0.35% of such assets in excess of $300 million
High Yield Fund	0.60% on the first $50 million
0.50% on the next $250 million
0.45% of such assets in excess of $300 million
Institutional Money Market Fund	0.20%
Money Market Fund	0.50% on the first $50 million
0.45% on the next $100 million
0.40% on the next $100 million
0.375% of such assets in excess of $250 million

Fort Washington Investment Advisors, Inc. (“Sub-Advisor”) has been retained by the Advisor to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Sub-Advisor is a wholly-owned, indirect subsidiary of Western-Southern. The Advisor (not the Funds) pays the Sub-Advisor a fee for these services.

The Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Funds. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees, administration fees and reimburse expenses in order to maintain expense limitations for the Funds as follows until at least January 27, 2013 except on the Core Bond Fund which will remain in place until April 16, 2014:

56

Notes to Financial Statements (Continued)

					Institutional
	Class A	Class C	Class Y	Class S	Class
Core Bond Fund*	0.83%	1.58%	0.58%	—	0.50%
High Yield Fund**	0.99%	1.74%	0.74%	—	0.59%
Institutional Money Market Fund	—	—	—	—	0.20%
Money Market Fund	0.85%	—	—	0.90%	—

*	Prior to April 16, 2012, the expense limitations for Class A and Class C shares of the Core Bond Fund were 0.90% and 1.65%, respectively.

**	Prior to September 10, 2012, the expense limitations for Class A, Class C, Class Y and Institutional shares for the High Yield Bond were 1.05%, 1.80%, 0.80%, and 0.65% respectively.

During the year ended September 30, 2012, the Advisor waived investment advisory fees and administration fees and/or reimbursed expenses of the Funds as follows:

	Investment		Other Operating
	Advisory	Administration	Expenses
	Fees Waived	Fees Waived	Reimbursed
Core Bond Fund	$60,450	$167,446	$112,117
High Yield Fund	$—	$267,871	$14,513
Institutional Money Market Fund	$109,575	$718,403	$—
Money Market Fund	$—	$—	$1,829,953

Effective January 27, 2012, under the terms of the Expense Limitation Agreement the Advisor is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. For the year ended September 30, 2012, the Advisor did not recover any recoupment, waived and reimbursed fees on the Funds.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; and coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust (excluding Institutional Money Market Fund), Touchstone Funds Group Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets. For the Institutional Money Market Fund, the Advisor receives an annual fee of 0.20% of the Fund’s average daily net assets up to and including $100 million; and 0.16% of all such assets in excess of $100 million.

Effective December 5, 2011, the Advisor engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrator and accounting services to the Trust and is compensated directly by the Advisor, not theTrust. Prior to December 5, 2011, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as the Sub-Administrator and was compensated directly by the Advisor, not the Trust.

57

Notes to Financial Statements (Continued)

TRANSFER AGENT AGREEMENT

Effective December 5, 2011, under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

Prior to December 5, 2011, under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintained the records of each shareholder’s account, answered shareholders’ inquiries concerning their accounts, processed purchases and redemptions of each Fund’s shares, acted as dividend and distribution disbursing agent and performed other shareholder service functions. For these services, JPMorgan received a monthly fee per shareholder account from each Fund. In addition, each Fund paid out-of-pocket expenses incurred by JPMorgan, including, but not limited to, postage and supplies.

PLANS OF DISTRIBUTION

The Trust has adopted a distribution plan under Rule 12b-1 of the 1940 Act for each Fund under which each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund may each pay an annual fee of up to 0.35% of its average daily net assets that are attributable to Class A shares. Class C shares of the Core Bond Fund and High Yield Fund and Class S shares of the Money Market Fund may each pay an annual fee of up to 1.00% of its average daily net assets that are attributable to Class C and Class S shares. However, the current 12b-1 fees for Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund and Class S shares of the Money Market Fund are limited to an annual fee of up to 0.25% and 0.35% of average daily net assets that are attributable to Class A shares and Class S shares, respectively. The plan allows the Institutional Money Market Fund to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares; however, the Fund did not incur any expenses under the plan during the year ended September 30, 2012.

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned $59,759 and $273,913 from underwriting and broker commissions on the sale of shares of the Core Bond Fund and High Yield Fund, respectively, during the year ended September 30, 2012. In addition, the Underwriter collected $1,241 and $2,525 of contingent deferred sales charges on the redemption of Class C shares of the Core Bond Fund and High Yield Fund, respectively, during the year ended September 30, 2012.

AFFILIATED INVESTMENTS

The Core Bond Fund and High Yield Fund may each invest in the Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Institutional Money Market Fund that will not be waived or reimbursed.

58

Notes to Financial Statements (Continued)

A summary of each Fund’s investment, as applicable, in the Institutional Money Market Fund for the year ended September 30, 2012, is as follows:

	Share Activity
	Balance			Balance		Value
	09/30/11	Purchases	Sales	09/30/12	Dividends	09/30/12
Core Bond Fund	460,001	142,463,283	(134,569,847)	8,353,437	$4,979	$8,353,437
High Yield Fund	—	170,441,142	(160,435,685)	10,005,457	$9,538	$10,005,457

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2012 and 2011 was as follows:

	Core Bond Fund		High Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
From ordinary income	$2,631,284	$1,968,584	$16,002,391	$13,816,685

	Institutional Money Market Fund		Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
From ordinary income	$607,253	$711,733	$27,526	$24,469

The following information is computed on a tax basis for each item as of September 30, 2012:

			Institutional
	Core Bond	High Yield	Money Market	Money Market
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$178,946,660	$367,505,643	$489,366,805	$222,118,151
Gross unrealized appreciation	10,080,677	13,808,301	—	—
Gross unrealized depreciation	(1,970,376)	(2,777,778)	—	—
Net unrealized appreciation (depreciation)	8,110,301	11,030,523	—	—
Net unrealized appreciation on foreign currency contracts and translation of other assets and liabilities denominated in foreign currency	37,966	—	—	—
Accumulated capital and other losses	(80,489,152)	(6,788,399)	(31,587)	—
Undistributed ordinary income	2,020,720	44,724	112	—
Qualified Late-Year losses	—	—	(6,074)	(3,439)
Other temporary differences	(36,602)	—	—	(6)
Accumulated earnings (deficit)	$(70,356,767)	$4,286,848	$(37,549)	$(3,445)

59

Notes to Financial Statements (Continued)

The difference, if any, between the tax cost of portfolio investments and the financial statement cost is primarily due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 2012, the Funds had the following capital loss carryforwards for federal income tax purposes:

							No	No
							Exp	Exp
							Short	Long
	2013	2014	2015	2016	2017	2018	Term*	Term*	Total
Core Bond Fund	$4,893,287	$1,172,463	$28,880,095	$37,115,347	$8,427,960	$—	$—	$—	$80,489,152
High Yield Fund	—	—	—	1,150,889	1,514,579	4,122,931	—	—	6,788,399
Institutional Money Market Fund	—	—	—	31,587	—	—	—	—	31,587

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending September 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The capital loss carryforwards may be utilized in future year to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year year September 30, 2012, the Fund utilized capital loss carryforwards:

Fund	Amount
Core Bond Fund	$128,494
High Yield Fund	1,487,590

The Core Bond Fund had $12,397,748 of capital losses expire unutilized during the period ended September 30, 2012.

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2009 through 2012) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassifications, which are primarily attributed to the tax treatment of net investment loss, expiration of prior year capital loss carryovers and carryovers of temporary differences due to mergers have been made to the following Funds for the year ended September 30, 2012:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income(Loss)	Gains(Losses)
Core Bond Fund	$81,537,559	$320,337	$(81,857,896)
High Yield Fund	1,241,314	6,613	(1,247,927)
Money Market Fund	(1,373)	(12)	1,385

60

Notes to Financial Statements (Continued)

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Fund Mergers

On February 10, 2012, the shareholders of the Old Mutual Dwight Intermediate Fixed Income Fund (the “Acquired Fund”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all assets and liabilities of the Acquired Fund to the Touchstone Core Bond Fund (the “Acquiring Fund”). The merger took place on April 16, 2012.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the reorganization and the conversion ratio for each class:

				After
	Before Reorganization			Reorganization
	Old Mutual
	Dwight
	Intermediate		Touchstone	Touchstone
	Fixed Income		Core Bond	Core Bond
	Fund		Fund	Fund
Class A
Shares	2,386,751	(A)	4,632,722	7,019,473
Net Assets	$25,516,200		$49,527,408	$75,043,608
Net Asset Value	10.69	(A)	$10.69	$10.69
Class C
Shares	922,659	(B)	935,255	1,857,914
Net Assets	$9,247,018		$9,373,176	$18,620,194
Net Asset Value	10.02	(B)	$10.02	$10.02
Class Y *
Shares	2,234,364	(C)	—	2,234,364
Net Assets	$23,887,161		$—	$23,887,161
Net Asset Value	10.69	(C)	$—	$10.69
Institutional Class
Shares	976,206	(D)	—	976,206
Net Assets	$10,436,404		$—	$10,436,404
Net Asset Value	10.69	(D)	$—	$10.69
Total Fund
Shares Outstanding	6,995,946		5,567,977	12,087,957
Net Assets	$69,086,783		$58,900,584	$127,987,367
Unrealized Appreciation (Depreciation)	$1,374,502		$720,637	$2,095,139

(A)Reflects a 0.9239:1 stock split which occurred on the date of reorganization, April 16, 2012.

(B)Reflects a 0.9849:1 stock split which occurred on the date of reorganization, April 16, 2012.

(C)Reflects a 0.9234:1 stock split which occurred on the date of reorganization, April 16, 2012.

(D)Reflects a 0.9244:1 stock split which occurred on the date of reorganization, April 16, 2012.

*	The Acquired Fund had Class Z shares outstanding immediately prior to the reorganization, which were exchanged for Class Y shares of the Acquiring Fund.

61

Notes to Financial Statements (Continued)

At a meeting held on March 13, 2012, the Board of Trustees of the Trust approved an Agreement and Plans of Reorganization (the “Plans”) providing for the transfer of all assets and liabilities of the Fifth Third Total Return Bond Fund and the Fifth Third High Yield Bond Fund (each an “Acquired Fund”), each a series of Fifth Third Funds (“Fifth Third”), to the Touchstone Core Bond Fund and the Touchstone High Yield Fund (each an “Acquiring Fund”), respectively. The mergers took place on September 10, 2012.

				After
	Before Reorganization			Reorganization
	Fifth Third		Touchstone	Touchstone
	Total Return		Core Bond	Core Bond
	Bond Fund		Fund	Fund
Class A *
Shares	1,263,157	(A)	6,079,958	7,343,115
Net Assets	$13,733,139		$66,101,811	$79,834,950
Net Asset Value	$10.87	(A)	$10.87	$10.87
Class C
Shares	58,702	(B)	1,875,479	1,934,181
Net Assets	$597,688		$19,095,486	$19,693,174
Net Asset Value	$10.18	(B)	$10.18	$10.18
Class Y *
Shares	13,626,089	(C)	1,348,553	14,974,642
Net Assets	$148,066,840		$14,653,908	$162,720,748
Net Asset Value	$10.87	(C)	$10.87	$10.87
Institutional Class
Shares	—		339,573	339,573
Net Assets	$—		$3,689,656	$3,689,656
Net Asset Value			$10.87	$10.87
Fund Total
Shares Outstanding	16,960,896		9,643,563	24,591,511
Net Assets	$162,397,667		$103,540,861	$265,938,528
Unrealized appreciation (depreciation)	$6,305,826		$3,994,831	$10,300,657

(A)Reflects a 0.8803:1 stock split on Class A Shares and a 0.8811:1 stock split on Class B Shares which occurred on the date of reorganization, September 07, 2012.

(B)Reflects a 0.9415:1 stock split which occurred on the date of reorganization, September 07, 2012.

(C)Reflects a 0.8812:1 stock split which occurred on the date of reorganization, September 07, 2012.

				After
	Before Reorganization			Reorganization
	Fifth Third		Touchstone	Touchstone
	High Yield		High Yield	High Yield
	Bond Fund		Bond Fund	Bond Fund
Class A *
Shares	432,854	(A)	13,799,625	14,232,479
Net Assets	$3,842,441		$122,499,176	$126,341,617
Net Asset Value	$8.88	(A)	$8.88	$8.88
Class C
Shares	337,359	(B)	4,396,280	4,753,639
Net Assets	$2,989,128		$38,952,714	$41,941,842
Net Asset Value	$8.86	(B)	$8.86	$8.86
Class Y *
Shares	10,301,951	(C)	11,100,657	21,402,608
Net Assets	$93,468,536		$100,714,946	$194,183,482
Net Asset Value	$9.07	(C)	$9.07	$9.07

62

Notes to Financial Statements (Continued)

			After
	Before Reorganization		Reorganization
	Fifth Third	Touchstone	Touchstone
	High Yield	High Yield	High Yield
	Bond Fund	Bond Fund	Bond Fund
Institutional Class
Shares	—	1,152,389	1,152,389
Net Assets	$—	$10,449,263	$10,449,263
Net Asset Value	$—	$9.07	$9.07
Fund Total
Shares Outstanding	9,889,476	30,448,951	41,521,115
Net Assets	$100,300,105	$272,616,099	$372,916,204
Unrealized Appreciation (Depreciation)	$3,225,003	$6,898,456	$10,123,459

(A)Reflects a 1.1402:1 reverse stock split on Class A Shares and a 1.1411:1 reverse stock split on Class B Shares which occurred on the date of reorganization, September 07, 2012.

(B)Reflects a 1.1420:1 reverse stock split which occurred on the date of reorganization, September 07, 2012.

(C)Reflects a 1.1180:1 reverse stock split which occurred on the date of reorganization, September 07, 2012.

*	The Acquired Funds had Class B shares and Institutional Class shares outstanding immediately prior to the reorganization, which were exchanged for Class A shares and Class Y shares, respectively, of the Acquiring Funds.

Assuming the reorganization had been completed on October 1, 2011, the results of operations for the Core Bond Fund and the High Yield Fund for the year ended September 30, 2012 would have been as follows:

	Touchstone	Touchstone
	Core Bond	High Yield
	Fund	Bond Fund
Net investment income	$10,824,798	$21,154,388
Net realized and unrealized gain on investments	$21,094,652	$29,557,632
Net increase in asset from operations	$31,919,450	$50,712,020

Because the combined investment portfolios have been managed as single portfolios since the Reorganizations were completed, it is not practical to separate the amounts of revenue and earnings to the Acquiring Funds that have been included in their statements of operations since the mergers.

8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Investment Trust, comprised of Touchstone Core Bond Fund, Touchstone High Yield Fund, Touchstone Institutional Money Market Fund, andTouchstone Money Market Fund (the “Funds”) as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Investment Trust at September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods in the period then ended indicated above, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio

November 26, 2012

64

Other Items (Unaudited)

Proxy Voting

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended September 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission’s (the Commission) website at http:// www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 through September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Year Ended September 30, 2012” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

65

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2012	2012	2012	2012*
Touchstone Core Bond Fund
Class A	Actual	0.83%	$1,000.00	$1,038.60	$4.23
Class A	Hypothetical	0.83%	$1,000.00	$1,020.85	$4.19

Class C	Actual	1.58%	$1,000.00	$1,034.70	$8.04
Class C	Hypothetical	1.58%	$1,000.00	$1,017.10	$7.97

Class Y**	Actual	0.58%	$1,000.00	$1,036.60	$2.71
Class Y	Hypothetical	0.58%	$1,000.00	$1,022.10	$2.93

Institutional Class**	Actual	0.50%	$1,000.00	$1,036.90	$2.34
Institutional Class	Hypothetical	0.50%	$1,000.00	$1,022.50	$2.53

Touchstone High Yield Fund
Class A	Actual	0.98%	$1,000.00	$1,053.80	$5.03
Class A	Hypothetical	0.98%	$1,000.00	$1,020.10	$4.95

Class C	Actual	1.79%	$1,000.00	$1,049.80	$9.17
Class C	Hypothetical	1.79%	$1,000.00	$1,016.05	$9.02

Class Y	Actual	0.74%	$1,000.00	$1,055.00	$3.80
Class Y	Hypothetical	0.74%	$1,000.00	$1,021.30	$3.74

Institutional Class	Actual	0.64%	$1,000.00	$1,056.80	$3.29
Institutional Class	Hypothetical	0.64%	$1,000.00	$1,021.80	$3.23

Touchstone Institutional Money Market Fund
Institutional Class	Actual	0.20%	$1,000.00	$1,000.80	$1.00
Institutional Class	Hypothetical	0.20%	$1,000.00	$1,024.00	$1.01

Touchstone Money Market Fund
Class A	Actual	0.38%	$1,000.00	$1,000.10	$1.90
Class A	Hypothetical	0.38%	$1,000.00	$1,023.10	$1.92

Class S	Actual	0.37%	$1,000.00	$1,000.10	$1.85
Class S	Hypothetical	0.37%	$1,000.00	$1,023.15	$1.87

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

** The Core Bond Fund began issuing Class Y and Institutional Class shares on April 16, 2012. Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 168/365 (to reflect the period April 16, 2012 through September 30, 2012). Actual returns are for the period April 16, 2012 through September 30, 2012.

66

Management of the Trust (Unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees[1]:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held[4]

Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	58	Director of LaRosa’s (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker- dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust’s distributor), Touchstone Advisors (the Trust’s investment advisor and administrator) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:

Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	58	Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994-2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company).	58	BASCO Shower Enclosures (a design and manufacturing company); Hebrew Union College - Jewish Institute of Religion.

67

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held[4]

Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002-2008.	58	Society for Preservation of Music Hall; Riverfront Mutual Funds (until 2008).

John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	Chairman of Integrated Media Technologies (a media company).	58	Cincinnati Children’s Hospital from 1994-2010.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation.	58	Trustee of Cincinnati Parks Foundation (a charitable organization) from 2000-present; Trustee of Episcopal Retirement Homes Foundation from 1998-2011.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person“ of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
[2]	Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

[3]	The Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 17 series of Touchstone Funds Group Trust, 22 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.
[4]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.
68

Management of the Trust (Unaudited) (Continued)

Principal Officers[1]:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held

Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.	58	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007- 2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.	58	None

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Principal of Klein Decisions.	58	None

Michael R. Moser[3] Western & Southern Financial Group 400 Broadway Cincinnati, OH Year of Birth: 1968	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2012	Vice President and Chief Compliance Officer of the Western & Southern Financial Group and Chief Compliance Officer of Touchstone Advisors.	58	None

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.	58	None

69

Management of the Trust (Unaudited) (Continued)

Principal Officers[1] (Continued):

Number
of Funds
Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held

Elizabeth R. Freeman BNY Mellon 201 Washington Street Boston, MA Year of Birth: 1962	Secretary	Until resignation, removal or disqualification. Secretary since 2011	Managing Director and Senior Counsel at BNY Mellon Investment Servicing (US) Inc.	58	None

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.
[2]	Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

[3]	The Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 17 series of Touchstone Funds Group Trust, 22 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.
70

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.
•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* Capital Analysts Incorporated and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

71

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Investment Trust totaled $74,400 and $56,400 in fiscal 2012 and 2011, respectively associated with the annual audit and filing of Form N-1A and Form NSAR. 2012 fees include $56,400 of fees associated with the annual audit and filing of Form N-1A and Form N-SAR, and $18,000 of fees associated with additional filings of Form N-14.

Audit-Related Fees

(b)	There were no audit-related fees in fiscal 2012 and 2011 related to Touchstone Investment Trust.

Tax Fees

(c)	Fees for tax compliance services totaled $17,200 and $21,200 in fiscal 2012 and 2011, respectively. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	There were no fees for all other services to Touchstone Investment Trust not included above.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (c) through (d) of Item 4 were approved by the Audit Committee. Not applicable for paragraph (b) of Item 4.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Investment Trust and certain entities*, totaled approximately $17,200 and $21,200, in 2012 and 2011, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Investment Trust

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 11/27/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 11/27/12

By (Signature and Title)* /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date 11/27/12

* Print the name and title of each signing officer under his or her signature.